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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01743

The Alger Funds II
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2014

ITEM 1.  REPORT(S) TO STOCKHOLDERS.

The Alger Funds II

SEMI-ANNUAL REPORT April 30, 2014 (Unaudited)

Table of Contents

THE ALGER FUNDS II

Shareholders’ Letter	1
Fund Highlights	15
Portfolio Summary	22
Schedules of Investments	23
Statements of Assets and Liabilities	58
Statements of Operations	64
Statements of Changes in Net Assets	67
Financial Highlights	72
Notes to Financial Statements	89
Additional Information	110

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Shareholders’ Letter	May 20, 2014

Dear Shareholders,

Volatility Persists as Economy Shows Signs of Growing

Equity markets in the United States and abroad produced considerable volatility during the six-month period ended April 30. In the U.S., investors assessed if economic growth in 2014 would support market levels that were driven by multiple expansion during 2013 while severe winter weather threw a cold blanket on consumer spending and real estate. Investors also struggled with uncertainty over the timing of future Federal Reserve actions to reduce fiscal stimulus. Looking abroad, Russia’s annexation of Crimea and moderating economic growth in China also supported market volatility. Yet, a combination of encouraging U.S. economic indicators, such as a strengthening labor market, supported investor sentiment. During the six-month period, the S&P 500 Index climbed 8.36% and hit a record high of 1890.90, while the MSCI ACWI ex USA Index generated a 3.12% return. Emerging market equities as measured by the MSCI Emerging Markets Index trailed both of those indexes with a -2.87% return.

Growth Scare Rattles Stocks

Perhaps the most dramatic event during the reporting period was what we call a “growth scare” that occurred in the first four months of 2014. During growth scares, investors become fearful of high-growth stocks and either liquidate their equity positions or flock to defensive stocks such as consumer names like Wal-Mart Stores, Inc. and “old” technology names such as Microsoft Corp. or International Business Machines Corp. Investors may also favor certain pharmaceutical companies. During the recent growth scare, for example, defensive stocks Wal-Mart and Johnson & Johnson generated gains. At the same time, the NYSE Arca Biotechnology Index, which consists of high-growth biotech companies, and the PowerShares Nasdaq Internet Portfolio exchange traded fund, which consists of high-growth Internet companies, each declined more than 19%. At their peaks, the Arca Biotechnology Index and the Nasdaq Internet Portfolio had forward 12-month price to earnings (P/E) ratios of 27.4 and 33 respectively. Those P/Es declined to 20.6 and 27.8 as of the end of the reporting period.

We maintain that investors who were fearful of high-growth stocks during the first four months of this year overlooked the ability of such growth companies to rapidly expand their earnings and revenues. An overview of cloud computing, one of the most important growth trends within technology, illustrates this concept. Businesses have traditionally housed databases, servers, and other technology equipment in their own facilities. In doing so, companies have been saddled with the costs of storing their technology equipment as well as the costs of committing managerial and employee time to maintaining IT facility performance: those resources generally would be better spent focused on customers, product development, marketing, and other functions that are drivers of business. With cloud computing, vendors assume the responsibility of storing and maintaining technology that customers access remotely via the Internet. By embracing cloud computing, businesses eliminate many of the costs associated with traditional on-premises technology. That can result in cutting technology costs by 30-40%. Cloud computing, therefore, has been growing rapidly as businesses seek to contain technology costs. We estimate that cloud computing technologies now capture 3.5% of the approximately $260 billion that is spent on enterprise technology annually. By 2025, we estimate that enterprise spending will total $350 billion and that providers of cloud computing technology and services will capture 46% of that amount. In the process, they will take market share from traditional providers of on-premises technology.

As a result, we believe that traditional on-premises technology companies are likely to see their revenues and earnings decline as they lose market share to cloud vendors. The technology industry is at a tipping point where the growth and size of cloud computing is increasingly having a negative impact on the ability of traditional on-premises vendors to grow their businesses and profit margins. Thus, while many traditional vendors trade at low P/E multiples, we are cautious on the group as a whole and think that many of the companies are not attractive investments. Conversely, cloud vendors are likely to see their earnings grow quickly, and we believe that some—in particular those that become the new leaders of this wave of technology innovation—will be superior investments as their growth in revenues and profits over the coming years “validates” their higher valuations.

The trend of new products or technology cannibalizing older products isn’t unique to cloud computing. For example, online stores are rapidly capturing market share from traditional vendors, streaming video is replacing DVDs, online media and search are replacing magazine and newspaper advertising, and leading biotechnology companies are producing new drugs that are displacing older treatments. This is the kind of dynamic change within industries that Alger’s investment philosophy and process has, since our founding 50 years ago, perceived as opportunity for investors.

Growth scares are quite common. In fact, in recent years, we’ve seen similar market collapses in confidence or sentiment. In each case, the scares have been temporary, and as investor confidence in the strength of the U.S. economy and in corporate fundamentals returned, so did investors’ focus on companies with the strongest potential future revenue growth and fundamental business opportunities. We believe that this explains why stocks of high-growth companies have outperformed the broad market and low-growth companies in the six- and nine-month periods following the growth scares of 2012 and 2013 (See table below).

High-Growth Companies Have Outperformed the S&P 500 Index and Other Companies in the Months Following Growth Scares.

	Growth Scare of 2012			Growth Scare of 2013
	Performance (%)	6 Month Performance Following Growth Scare (%)	9 Month Performance Following Growth Scare (%)	Performance (%)	6 Month Performance Following Growth Scare (%)	9 Month Performance Following Growth Scare (%)
S&P 500 (SPX)	-9	10	18	-4	15	18
High-Growth Companies
Cloud	-12	17	37	3	27	39
Biotech	1	31	61	-10	37	46
Tech Growth	-25	5	35	-15	44	70
Consumer	-10	5	16	-5	28	41
Slow-Growth Companies
Old Tech	-11	3	6	-6	11	14
Consumer	-2	8	11	-3	7	7
Pharmaceuticals	-4	13	21	-6	7	12

Source: Thomson Reuters FactSet(1)

Fed Watchers Drive Market Volatility

Uncertainty over the Federal Reserve’s timing for reining in stimulus also supported market volatility. Generally speaking, many investors expect the Federal Reserve to unwind its bond purchasing, or quantitative easing, later this year and to raise the federal funds rate next year. When encouraging economic data surfaced during the reporting period, however, some investors grew fearful that the central bank would rein in fiscal stimulus sooner than anticipated. Throughout the reporting period, we remained unconcerned about the potential for the Federal Reserve to speed up its pace for unwinding stimulus. Market interest rates remain lower or unchanged from levels of June of 2012 and we believe the economy still has room to grow, even though it has made considerable progress. Major economic indicators like jobs and inflation are not near levels of past cyclical peaks, and U.S. economic growth is stronger than in many other parts of the world.

Ukraine Becomes Geopolitical Hotspot

Geopolitics also drove market volatility when Russia annexed the Crimea region of the Ukraine in mid-March. The act provoked strong criticism from the U.S. and the European Union, both of which gradually increased sanctions targeting Russia while western banks cut their credit lines to the country. Conditions continued to worsen in April, with pro-Russia separatists seizing control of a regional government headquarters in Luhansk in eastern Ukraine and escalating protests. As the crisis dragged on, most analysts downgraded their already modest economic growth forecasts for Russia, while foreign investors withdrew their assets from the country. Russia’s ruble weakened, causing the country’s central bank to raise interest rates 150 basis points. Russia and the Ukraine are limited trading partners with the U.S. They

(1)  To compile data in the table, we looked at the largest market declines in each of the last two years. We defined scares as the time period ranging from the start of a market decline to a market bottom. The 2012 Growth Scare occurred from May 1 to June 5. The 2013 Growth Scare occurred from May 22 to June 25.

account for only $13 billion in annual exports and $27.9 billion in imports, which limits our country’s ability to exert pressure through economic sanctions. Europe, however, is more closely linked to the two countries, so it has more leverage with imposing sanctions. One possible long-term benefit to the U.S. of the crisis is that Europe, which receives over 30% of its gas from Russia, may turn to the U.S. for energy commodities, which could help support our country’s already robust resurgence in the energy sector.

China Growth Moderates

The rapid growth of China’s economy in recent years has been viewed as a major driver of global economic expansion. The country’s gross domestic product (GDP) grew at a higher-than-expected rate of 7.7% in 2013, yet data in the first quarter portrayed an economy that was weakening into 2014. China’s National People’s Congress in March, furthermore, lowered the country’s official growth target for 2014 to 7.5%. The Chinese government also devalued the renminbi from 6.05 to 6.22 to the U.S. dollar, and concerns over excess manufacturing capacity and news of defaults or near-defaults in the country’s shadow banking system focused investors’ attention on a potential economic slowdown. We maintain that China’s targeted GDP growth for this year is still impressive, especially when considering that the U.S. economy grew at an annualized rate of only 2.6% during the fourth quarter of 2013. The moderation of economic expansion in China also has a silver lining. In the past, the country’s economic growth has fueled massive demand and higher prices for commodities and other resources. A slower Chinese economy, however, may reduce inflationary pressures in many important areas which, in turn, would be supportive of U.S. businesses and consumers.

Reasons for Optimism

Alger believes that issues such as Russia and the Ukraine will continue to drive market volatility that will create attractive buying opportunities for equity investors. We also maintain that the economy is stronger than commonly believed. During the reporting period, unemployment dropped from 7.0% to 6.3% and the number of private-sector employees reached a record high of 116.4 million, according to Cornerstone Macro LP. The last record high of 116 million employees was set in January 2008. At the same time, total employment during April reached 138.3 million, just slightly below the January of 2008 record high of 138.4 million, and strengthening budgets for many states and municipalities suggest that public employers may increase hiring. Improvements in the job market and strong stock market gains during the past few years, meanwhile, pushed the Conference Board’s March Consumer Sentiment Index to a six-year high of 83.9. While it declined slightly in April, it is still at a high level of 82.3.

Another force is also supporting the U.S. economy—a rapidly growing energy industry that is benefiting from new technology, such as hydraulic fracturing, which is making additional reserves of oil and natural gas economically feasible for extraction and is reversing a long trend of declining production of energy commodities. From 1970 to 2008, U.S. oil production declined from 9.6 million barrels a day to only 5 million—a level not experienced since 1949. Since 2008, however, it has rapidly increased, reaching 7.4 million barrels a day as of last year. Natural gas production is also surging, climbing from 49,454 BCF (billion cubic feet) per day in 2005 to 66,768 BCF in 2013. We estimate that with growing energy production, domestic resources are on track to meet 96% of the country’s energy demand by 2020.

The surge in energy production is doing more than just creating jobs: it’s lowering energy costs for U.S. businesses, which is helping to drive a manufacturing renaissance. Just recently, the Boston Consulting Group, citing low energy costs and a lack of upward pressure on labor wages, ranked the U.S. as the second-most competitive country for manufacturing, trailing only China. Certain manufacturers, moreover, are moving their operations from China to the U.S. For example, the Keer Group, which operates a yarn spinning factory in China, plans to build a $218 million factory in North Carolina that will employ 500 workers. Its electric costs will be half of what it pays in China, according to Cornerstone Macro. The strength of manufacturing in the U.S. should not be underestimated—according to the Institute for Supply Management, economic activity in the manufacturing sector expanded in April for the eleventh consecutive month.

We are also encouraged to see the eurozone appear to be strengthening after having weathered a massive sovereign debt crisis. Markit’s eurozone Manufacturing Purchasing Managers’ Index for April rose to 53.4, up from 53 in March. It was the tenth month the index has been above the 50 level that separates growth from contraction. Manufacturing expanded in all eight of the countries tallied by the index. Granted, eurozone economies are not growing quickly, but they have clearly improved.

Across the Pacific, Japan’s economy is struggling with a recent consumption tax hike, but the Bank of Japan is continuing with its aggressive quantitative easing. The Japanese economy is only about one third the size of the U.S., but its quantitative easing program allows the Bank of Japan to spend approximately $68 million each month to buy bonds, real estate investment trusts, and exchange traded funds. In comparison, the U.S. program at its peak was $85 billion a month. The Japanese program is likely to devalue the yen, which would support the country’s exporting levels.

Going Forward

We believe the recent growth scare has created an attractive opportunity for fundamental, research-driven investors to buy equities. Our analysts and portfolio managers are working hard within our proven research-driven investment strategy to identify companies that are best positioned to grow and lead their industries while delivering superior investment returns to their shareholders.

Portfolio Matters

Alger Spectra Fund

The Alger Spectra Fund returned 5.53% for the six-month period ended April 30, 2014, compared to the 6.49% return of the Russell 3000 Growth Index.

During the period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Consumer Staples. Relative outperformance in the Financials and Information Technology sectors was the most important contributor to performance, while Energy and Industrials detracted from results.

For the reporting period, the Fund’s average portfolio allocation to long positions, which was increased with proceeds from short sales, was 104.83% of net assets. In aggregate, long positions contributed approximately 6.22% to performance. The Fund’s average allocation to short positions was — 7.00%. The short positions provided an approximately 0.69% drag on performance.

Among the most important relative contributors were NXP Semiconductor NV; Facebook, Inc.; Google, Inc., Cl. A; Actavis PLC; and CVS Caremark Corp. Performance of NXP shares benefited from investors’ belief that demand for the company’s semiconductors will grow following the security breach of credit card payment systems for Target stores. NXP products include semiconductor chips that help maintain security of payment systems used by retailers.

Conversely, detracting from overall results on a relative basis were Pharmacyclics, Inc.; Oracle Corp.; Microsoft Corp.; Amazon.com, Inc.; and Myriad Genetics, Inc. Share performance of Amazon weakened in the first quarter. The company’s revenues and earnings had been growing at a rate that is hard to sustain. It announced decelerating revenue growth and earnings that fell below expectations. In addition, Amazon increased fees for its Prime membership program, which stoked fears that the company may suffer from membership churning.

Elizabeth Arden, Inc. was among short positions that contributed to performance. Elizabeth Arden is a beauty products company with a portfolio of fragrance, skin care, and cosmetics brands. During the first quarter, the company said competitors’ promotional activities would adversely impact its revenues and it reported weak holiday sales. Shorting entails borrowing stock not owned and selling it. As the stock price of Elizabeth Arden declined, the portfolio’s cost of replacing the borrowed shares also declined, resulting in the position having a positive impact on performance. Short position Myriad Genetics, however, detracted from results. The company performs diagnostics testing for a cell mutation called BRCA, which is the most common prognostic marker for a particularly aggressive form of breast cancer. Myriad had effectively held a monopoly on the market until the Supreme Court, in the middle of last year, passed a ruling that disallows gene patenting, thereby allowing competitors to offer similar services. Myriad has since had to significantly reduce its pricing. However, the share price of this short position rose during the quarter, detracting from our results, as the company posted strong quarterly results and raised 2014 guidance.

Alger Green Fund

The Alger Green Fund returned 2.79% for the six-month period ended April 30, 2014, compared to the 6.49% return of the Russell 3000 Growth Index.

The Fund seeks long-term capital appreciation by investing at least 80% of its net assets in equity securities of companies of any size that, in the opinion of the Fund’s management, conduct their business in an environmentally sustainable manner while demonstrating promising growth potential. The Fund’s performance, therefore, can be challenged during times when investor enthusiasm for environmentally sustainable companies declines, but it can benefit when investors favor such companies. During the period, the Fund’s focus on environmentally sustainable companies appeared to be detrimental as the Fund underperformed its benchmark.

During the period, the largest sector weightings were Information Technology and Industrials. The largest sector overweight was Industrials and the largest sector underweight was Health Care. Relative outperformance in the Utilities and Telecommunication Services sectors was the most important contributor to performance, while Consumer Staples and Health Care detracted from results.

Among the most important relative contributors were First Solar, Inc.; EnerNOC, Inc.; BorgWarner, Inc.; and Trimble Navigation Ltd. Shares of Google, Inc. also contributed to results as the company continued to benefit from an ongoing shift in advertising from offline markets to the Internet. The company is also improving its results with its aggressive efforts to pursue advertising via mobile devices, including those that use the Android operating system.

Conversely, detracting from overall results on a relative basis were GNC Holdings, Inc., Cl. A; Yingli Green Energy Holding Co., Ltd.; Cree, Inc.; and Microsoft Corp. Shares of Whole Foods Market, Inc. also detracted from results. The company is a food retailer that offers a wide selection of natural and organic offerings. We believe its stock underperformed as investors became concerned over Whole Foods Market stores facing increasing completion from other natural food vendors, including Trader Joe’s and Sprouts Farmers Market.

Alger Analyst Fund

The Alger Analyst Fund returned 2.08% for the six-month period ended April 30, 2014, compared to the 6.04% return of the Russell Midcap Growth Index.

During the period, the largest sector weightings were Consumer Discretionary and Information Technology. The largest sector overweight was Health Care and the largest sector underweight was Consumer Staples. Relative outperformance in the Health Care and Financials sectors was the most important contributor to performance, while Information Technology and Industrials detracted from results.

Among the most important relative contributors were Synageva BioPharma Corp.; MGM Resorts International; Weatherford International Ltd.; and Kate Spade & Co. Also contributing to performance was F5 Networks, Inc. The company offers technology that secures and optimizes the delivery of network-based applications. Its products also improve the security, performance, and availability of servers and other network resources. We believe its stock performed well, in part, because the company rolled out a refreshed product offering last year. In addition, it has started a relationship with Cisco Systems that includes having Cisco include F5 technology in proposals to provide enterprise technology services.

Conversely, detracting from overall results on a relative basis were The ExOne Co.; Textura Corp.; Cobalt International Energy, Inc.; and Ruckus Wireless, Inc. Also among detractors from performance was CommVault Systems, Inc., which develops and distributes software for managing and protecting data. The company disclosed that deferred revenues missed forecasts by 3% due to the inherent lumpiness in the flow of orders for its products.

Alger Dynamic Opportunities Fund

The Alger Dynamic Opportunities Fund returned 0.13% for the six-month period ended April 30, 2014, compared to the 8.36% return of the Fund’s benchmark, the S&P 500 Index.

The Fund uses a strategy that includes long and short positions. The strategy seeks to generate market-like returns over long-term periods, generally three to five years, while limiting the impact upon performance of market downturns. During shorter-term periods, such strategies may underperform when markets generate strong gains, perform in-line with markets or modestly outperform when markets are flat, and outperform when markets decline.

During the reporting period, the Fund’s long exposure increased from 69.22% to 78.30% of assets. The Fund’s average long exposure was 73.03% of net assets. Long positions, in aggregate, underperformed the Fund’s benchmark and made an approximately 0.52% contribution to absolute performance. Short positions were decreased from -20.81% to -18.70% of net assets. The average allocation to short positions was -19.79%. Short positions trailed the performance of the Fund’s benchmark and detracted 0.39% from performance. Average net exposure, which is the difference between long and short exposure, was 53.24%.

During the period, the largest sector weightings were Information Technology and Consumer Discretionary. There was no sector overweighting and the largest sector underweight was Financials. All sectors detracted from relative performance, with Industrials and Energy providing the largest drag on results.

Among the most important relative contributors were NXP Semiconductor NV; Rockwood Holdings, Inc.; Facebook, Inc.; Blackstone Group LP; and Weatherford International Ltd. Shares of NXP performed strongly due to reasons described in the Alger Spectra Fund discussion.

Conversely, detracting from overall results on a relative basis were Oracle Corp.; Myriad Genetics, Inc.; HMS Holdings Corp.; and Textura Corp. Shares of Pharmacyclics, Inc. also detracted from results. Pharmacyclics is a biopharmaceutical company focused on developing treatments for cancer and immune system diseases. Its treatments include ibrutinib, which is being developed primarily for lymphocytic leukemia. The strong performance of Pharmacyclics shares in 2013 moderated in the fourth quarter, a result of profit taking, even though the company announced favorable clinical results for ibrutinib.

Elizabeth Arden, Inc. was among short positions that contributed to performance, while short position Myriad Genetics detracted from results. The performance of those positions was described in the Spectra Fund discussion.

Alger Emerging Markets Fund

The Alger Emerging Markets Fund returned -3.97% for the six-month period ended April 30, 2014, compared to the -2.87% return of its benchmark, the MSCI Emerging Markets Index.

During the reporting period, the largest sector weightings were Financials and Information Technology. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Financials. Relative outperformance in the Financials and Energy sectors was the most important contributor to performance, while Information Technology and Consumer Discretionary detracted from results.

China, Mexico, India, Indonesia, and Peru provided the greatest contribution to relative performance while Thailand, Hong Kong, Taiwan, Brazil, South Africa, and South Korea were among countries that detracted from results.

Among the most important relative contributors were Infraestructura Energetica Nova SAB de CV; Tata Motors Ltd.; Epistar Corp.; and Hiwin Technologies Corp. Also contributing to performance was Motherson Sumi Systems Ltd., which is an India-based global auto parts supplier. It derives business from continental Europe where vehicle statistics have been improving. The growing likelihood of a Bharatiya Janata Party (BJP) victory in the country’s general election, meanwhile, caused some investors to surmise that the worst may be over in India’s growth which would reverse disappointing Indian vehicle sales.

Conversely, detracting from overall results on a relative basis were Yandex NV; Tiangong International Co., Ltd.; Gazprom OAO Sponsored ADR; and Emlak Konut Gayrimenkul Yatirim Ortakligi A.g. Also detracting from performance was International Meal Company Holdings S.A., which operates quick service and casual restaurants across Latin America, primarily in Brazil. Its share performance weakened after it disclosed weaker-than-expected third-quarter results with increased costs more than offsetting revenue gains.

As always, we strive to deliver consistently superior investment results to you, our shareholders, and we thank you for your continued confidence in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, Inc.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless proceeded or accompanied by an effective prospectus for the funds. Fund performance returns represent the six-month period return of Class A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of April 30, 2014. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the fiscal period.

A Word about Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and different auditing and legal standards.

Foreign currencies are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Some of the countries where a fund can invest may have restrictions that could limit the access to investment opportunities. The securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.

Investing in emerging markets involves higher levels of risk, including increased information, market, and valuation risks, and may not be suitable for all investors.

Funds that participate in leveraging are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, a fund’s net asset value can decrease more quickly than if the fund had not borrowed. The Alger Spectra Fund and the Alger Dynamic Opportunities Fund may engage in short sales, which presents additional risk. To engage in a short sale, a fund arranges with a broker to borrow the security being sold short. In order to close out its short position, a fund will replace the security by purchasing the security at the price prevailing at the time of replacement. The fund will incur a loss if the price of the security sold short has increased since the time of the short sale and may experience a gain if the price has decreased since the short sale.

The Alger Green Fund’s environmental focus may limit the investment options available to the Fund and may result in lower returns than returns of funds not subject to such investment considerations. For a more detailed discussion of the risks associated with a fund, please see the prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses.

For a prospectus or a summary prospectus containing this and other information about the Alger Funds II call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•                  The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market without regard to company size.

•                  The MSCI ACWI ex-USA Index is a market capitalization-weighted index designed to provide a broad measure of equity market performance throughout the world, including both developed and emerging markets, but excluding the United States.

•                  The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•                  The Conference Board’s Consumer Sentiment Index measures consumers’ near term outlook on the economy.

•                  The Boston Consulting Group is a global management consulting firm.

•                  Cornerstone Macro is an economic research firm.

•                  Markit is a global, diversified provider of financial information.

•                  The Institute for Supply Management is a not-for-profit organization that provides education and research on issues regarding the supply of resources that organizations need to attain their objectives.

•                  The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on the total market capitalization, which represents 98% of the U.S. equity market.

•                  The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

Alger Spectra Fund operated as a closed-end fund from August 23, 1978 to February 12, 1996, during which time the calculation of total return assumes dividends were reinvested at market value.  Had dividends not been reinvested, performance would have been lower. Performance from February 13, 1996 through September 23, 2008 is that of the fund’s Class N shares, adjusted to reflect applicable sales charges and operating expenses.

Alger Green Fund’s Class A shares performance figures prior to January 12, 2007, are those of the Alger Green Institutional Fund and performance prior to October 19, 2006, represents the performance of the Alger Socially Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green Institutional Fund. The predecessor fund followed different investment strategies and had a different portfolio manager. As of January 12, 2007, the Alger Green Institutional Fund became the Alger Green Fund.

FUND PERFORMANCE AS OF 3/31/14 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Alger Spectra Class A	17.72%	22.82%	11.50%
Alger Spectra Class C*	22.35%	23.28%	11.29%
Alger Spectra Class I†	24.31%	24.26%	12.17%

	1 YEAR	5 YEARS	Since 12/29/2010
Alger Spectra Class Z	24.71%	n/a	15.78%

*                           Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

†                           Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

FUND PERFORMANCE AS OF 3/31/14 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Alger Green Class A (Inception 12/4/00)	14.82%	17.14%	7.47%	1.14%
Alger Green Class C (Inception 9/24/08)	19.14%	17.50%	n/a	8.27%
Alger Green Class I (Inception 9/24/08)	21.13%	18.44%	n/a	9.10%
Alger Analyst Class A (Inception 3/30/07)	16.32%	18.79%	n/a	6.36%
Alger Analyst Class C (Inception 9/24/08)*	21.05%	19.25%	n/a	6.41%
Alger Analyst Class I (Inception 9/24/08)†	22.76%	20.05%	n/a	7.17%
Alger Dynamic Opportunities Class A (Inception 11/2/09)	5.63%	n/a	n/a	5.52%
Alger Dynamic Opportunities Class C (Inception 12/29/10)‡	9.59%	n/a	n/a	6.00%
Alger Dynamic Opportunities Class Z (Inception 12/29/10)	11.63%	n/a	n/a	6.55%
Alger Emerging Markets Class A (Inception 12/29/10)	(3.24)%	n/a	n/a	(3.38)%
Alger Emerging Markets Class C (Inception 12/29/10)	0.34%	n/a	n/a	(2.65)%
Alger Emerging Markets Class I (Inception 12/29/10)	2.11%	n/a	n/a	(1.94)%
Alger Emerging Markets Class Z (Inception 2/28/14)	n/a	n/a	n/a	(0.32)%

*                           Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

†                           Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

‡                           Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER SPECTRA FUND

Fund Highlights Through April 30, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Spectra Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2014. The figures for the Alger Spectra Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Spectra Fund Class C, Class I and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1974
Class A (Inception 7/28/69)	15.73%	20.38%	11.88%	15.95%
Class C (Inception 9/24/08)*	20.24%	20.76%	11.68%	15.25%
Class I (Inception 9/24/08)†	22.19%	21.74%	12.57%	16.13%
Russell 3000 Growth Index	20.72%	19.54%	8.06%	n/a

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	22.51%	n/a	n/a	14.93%
Russell 3000 Growth Index	20.72%	n/a	n/a	14.82%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Class A, C, and I historical performance is calculated from December 31, 1974, the first full calendar year that Fred Alger Management, Inc. was the Fund’s investment advisor.  The Fund operated as a closed-end fund from August 23, 1978 to February 12, 1996, during which time the calculation of total return assumes dividends were reinvested at market value.  Had dividends not been reinvested, performance would have been lower. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863

*                           Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

†                           Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER GREEN FUND

Fund Highlights Through April 30, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Green Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2014.  The figures for the Alger Green Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Green Fund Class C and Class I shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/4/2000
Class A (Inception 12/4/00)	10.88%	14.66%	7.82%	1.04%
Russell 3000 Growth Index	20.72%	19.54%	8.06%	3.48%

	1 YEAR	5 YEARS	10 YEARS	Since 9/24/2008
Class C (Inception 9/24/08)	15.03%	14.99%	n/a	7.89%
Class I (Inception 9/24/08)	16.98%	15.86%	n/a	8.72%
Russell 3000 Growth Index	20.72%	19.54%	n/a	12.31%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.  Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge.  Performance figures prior to January 12, 2007, are those of the Alger Green Institutional Fund and performance prior to October 19, 2006, represents the performance of the Alger Socially Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green Institutional Fund.  The predecessor fund followed different investment strategies and had a different portfolio manager.  As of January 12, 2007, the Alger Green Institutional Fund became the Alger Green Fund. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                           Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

†                           Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER ANALYST FUND

Fund Highlights Through April 30, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Analyst Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell Midcap Growth Index (an unmanaged index of common stocks) from March 30, 2007, the inception date of the Alger Analyst Fund Class A, through April 30, 2014. The figures for the Alger Analyst Fund Class A and the Russell Midcap Growth Index include reinvestment of dividends.  Performance for the Alger Analyst Fund Class C and Class I shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 3/30/2007
Class A (Inception 3/30/07)	11.66%	16.02%	n/a	5.74%
Class C (Inception 9/24/08)*	16.21%	16.45%	n/a	5.78%
Class I (Inception 9/24/08)†	18.01%	17.25%	n/a	6.53%
Russell Midcap Growth Index	20.62%	21.10%	n/a	7.91%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                           Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

†                           Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER DYNAMIC OPPORTUNITIES FUND

Fund Highlights Through April 30, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Dynamic Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, and the Blended S&P 500/3-Month London Interbank Offered Rate (“LIBOR”) and the S&P 500 Index (an unmanaged indices of common stocks) from November 2, 2009, the inception date of the Alger Dynamic Opportunities Fund Class A, through April 30, 2014. The figures for the Alger Dynamic Opportunities Fund Class A and the Blended S&P 500/LIBOR and the S&P 500 Index include reinvestment of dividends. Performance for the Alger Dynamic Opportunities Fund Class C and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/2/2009
Class A (Inception 11/2/09)	3.41%	n/a	n/a	4.95%
Class C (Inception 12/29/10)*	7.39%	n/a	n/a	5.42%
S&P 500 Index	20.44%	n/a	n/a	16.52%
Blended S&P 500 / LIBOR	10.05%	n/a	n/a	8.40%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	9.39%	n/a	n/a	5.76%
S&P 500 Index	20.44%	n/a	n/a	15.26%
Blended S&P 500 / LIBOR	10.05%	n/a	n/a	7.75%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.  Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge.  The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                               Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER EMERGING MARKETS FUND

Fund Highlights Through April 30, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Emerging Markets Fund Class A shares, with an initial 5.25% maximum sales charge, and the MSCI Emerging Markets Index (an unmanaged index of common stocks) from December 29, 2010, the inception date of the Alger Emerging Markets Fund Class A, through April 30, 2014. The figures for the Alger Emerging Markets Fund Class A and the MSCI Emerging Markets Index include reinvestment of dividends. Performance for the Alger Emerging Markets Fund Class C, Class I and Class Z shares will vary from the results shown above due to differences in expense and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class A (Inception 12/29/10)	(5.74)%	n/a	n/a	(3.55)%
Class C (Inception 12/29/10)	(2.30)%	n/a	n/a	(2.84)%
Class I (Inception 12/29/10)	(0.65)%	n/a	n/a	(2.15)%
MSCI Emerging Markets Index	(1.49)%	n/a	n/a	(1.19)%

	1 YEAR	5 YEARS	10 YEARS	Since 2/28/2014
Class Z (Inception 2/28/14)	n/a	n/a	n/a	(1.08)%
MSCI Emerging Markets Index	n/a	n/a	n/a	3.48%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

PORTFOLIO SUMMARY†

April 30, 2014 (Unaudited)

SECTORS	Alger Spectra Fund*	Alger Green Fund	Alger Analyst Fund	Alger Dynamic Opportunities Fund*
Consumer Discretionary	19.4%	22.8%	25.8%	7.4%
Consumer Staples	6.8	6.5	5.8	3.6
Energy	5.1	0.2	7.3	4.1
Financials	7.0	1.7	5.9	4.4
Health Care	16.6	7.6	17.3	12.9
Industrials	9.8	22.3	12.0	3.6
Information Technology	29.0	27.7	16.9	20.0
Market Indices	(0.7)	0.0	0.0	(1.2)
Materials	3.9	4.3	5.1	2.3
Telecommunication Services	2.1	0.0	0.0	2.5
Short-Term Investments and Net Other Assets	1.0	6.9	3.9	40.4
	100.0%	100.0%	100.0%	100.0%

COUNTRY	Alger Emerging Markets Fund
Brazil	10.8%
Cayman Islands	4.2
China	7.1
Colombia	3.2
Greece	0.5
Hong Kong	6.3
India	7.2
Indonesia	3.2
Laos	0.8
Malaysia	3.0
Mexico	7.6
Peru	1.3
Philippines	1.7
Poland	1.5
Russia	0.9
South Africa	4.8
South Korea	15.3
Switzerland	0.7
Taiwan	11.2
Thailand	1.4
Turkey	0.8
United Arab Emirates	0.5
United Kingdom	0.9
Virgin Islands (British)	0.7
Cash and Net Other Assets	4.4
100.0%

*	Includes short sales as a reduction of sector exposure.
†	Based on net assets for each Portfolio.

THE ALGER FUNDS II  |  ALGER SPECTRA FUND

Schedule of Investments‡ April 30, 2014 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—102.0%
ADVERTISING—1.0%
CBS Outdoor Americas, Inc.*	100,900	$2,956,370
Choicestream, Inc.*(L3)	178,292	142,634
Lamar Advertising Co., Cl. A*	391,000	19,518,720
Nielsen NV	326,100	15,310,395
		37,928,119
AEROSPACE & DEFENSE—3.9%
Honeywell International, Inc.+	898,000	83,424,200
Precision Castparts Corp.	115,400	29,206,586
The Boeing Co.+	291,900	37,660,938
		150,291,724
AIR FREIGHT & LOGISTICS—0.5%
United Parcel Service, Inc., Cl. B	198,700	19,571,950

AIRLINES—0.6%
Copa Holdings SA, Cl. A	57,050	7,717,724
Delta Air Lines, Inc.	453,400	16,698,722
		24,416,446
APPAREL ACCESSORIES & LUXURY GOODS—1.4%
Kate Spade & Co.*	306,400	10,653,528
Michael Kors Holdings Ltd.*	129,230	11,785,776
PVH Corp.	225,000	28,253,250
Ralph Lauren Corp.	37,040	5,606,745
		56,299,299
APPAREL RETAIL—0.2%
L Brands, Inc.	127,600	6,915,920

APPLICATION SOFTWARE—1.8%
King Digital Entertainment, PLC.*	190,200	3,261,930
Salesforce.com, Inc.*	971,336	50,169,504
SAP AG#	193,300	15,655,367
Workday, Inc.*	12,555	917,394
		70,004,195
ASSET MANAGEMENT & CUSTODY BANKS—0.1%
Affiliated Managers Group, Inc.*	10,650	2,110,830

AUTO PARTS & EQUIPMENT—2.9%
Delphi Automotive PLC.	605,100	40,444,884
Johnson Controls, Inc.	984,000	44,417,760
Lear Corp.	109,500	9,095,070
WABCO Holdings, Inc.*	195,600	20,931,156
		114,888,870
AUTO RETAIL STORES—0.2%
AutoNation, Inc.*	182,500	9,670,675

AUTOMOBILE MANUFACTURERS—0.4%
General Motors Co.	391,300	13,492,024

	SHARES	VALUE
COMMON STOCKS—(CONT.)
AUTOMOBILE MANUFACTURERS—(CONT.)
Tesla Motors, Inc.*	9,800	$2,037,322
		15,529,346
BIOTECHNOLOGY—5.9%
Amgen, Inc.	300,645	33,597,079
Biogen Idec, Inc.*	123,380	35,424,865
Cubist Pharmaceuticals, Inc.*	31,000	2,171,860
Gilead Sciences, Inc.*+	1,320,140	103,617,789
Intercept Pharmaceuticals, Inc.*	19,100	5,044,692
Pharmacyclics, Inc.*	358,400	33,897,472
Puma Biotechnology, Inc.*	51,270	3,872,936
Vertex Pharmaceuticals, Inc.*	203,400	13,770,180
		231,396,873
BROADCASTING—0.8%
CBS Corp., Cl. B	516,100	29,809,936

BUILDING PRODUCTS—0.3%
Fortune Brands Home & Security, Inc.	256,000	10,201,600

CABLE & SATELLITE—2.8%
Comcast Corporation, Cl. A	1,062,840	55,012,598
DISH Network Corp.*	250,500	14,243,430
Time Warner Cable, Inc.	276,900	39,170,274
		108,426,302
CASINOS & GAMING—0.5%
Las Vegas Sands Corp.	236,625	18,724,136

COMMUNICATIONS EQUIPMENT—2.0%
F5 Networks, Inc.*	224,200	23,579,114
QUALCOMM, Inc.+	685,717	53,972,785
		77,551,899
COMPUTER STORAGE & PERIPHERALS—0.3%
SanDisk Corp.	125,100	10,629,747

CONSTRUCTION & ENGINEERING—0.4%
Chicago Bridge & Iron Co., NV	22,400	1,793,568
Quanta Services, Inc.*	376,326	13,276,781
		15,070,349
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.0%
Cummins, Inc.	13,100	1,976,135

CONSTRUCTION MATERIALS—0.5%
Eagle Materials, Inc.	241,600	20,132,528

CONSUMER FINANCE—1.7%
American Express Co.	512,700	44,825,361
Discover Financial Services	400,055	22,363,074
		67,188,435
DATA PROCESSING & OUTSOURCED SERVICES—3.5%
Alliance Data Systems Corp.*	141,815	34,305,049

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DATA PROCESSING & OUTSOURCED SERVICES—(CONT.)
Fiserv, Inc.*	242,000	$14,708,760
Visa, Inc., Cl. A	432,415	87,611,603
		136,625,412
DEPARTMENT STORES—0.0%
Macy’s, Inc.	35,200	2,021,536

DISTILLERS & VINTNERS—0.4%
Beam Suntory, Inc.	183,200	15,291,704

DIVERSIFIED BANKS—0.5%
JPMorgan Chase & Co.	364,953	20,430,069

DIVERSIFIED CHEMICALS—0.5%
Eastman Chemical Co.	120,900	10,538,853
The Dow Chemical Co.	199,600	9,960,040
		20,498,893
DRUG RETAIL—3.1%
CVS Caremark Corp.+	1,262,600	91,816,272
Walgreen Co.	442,400	30,038,960
		121,855,232
EDUCATION SERVICES—0.1%
New Oriental Education & Technology Group#	119,702	2,896,788

ELECTRICAL COMPONENTS & EQUIPMENT—0.5%
Eaton Corp., PLC.	293,955	21,352,891

FERTILIZERS & AGRICULTURAL CHEMICALS—0.5%
Potash Corporation of Saskatchewan, Inc.	553,900	20,029,024

FOOTWEAR—0.5%
NIKE, Inc., Cl. B	287,600	20,980,420

HEALTH CARE EQUIPMENT—2.2%
Covidien PLC.+	551,012	39,259,605
Insulet Corp.*	204,801	7,706,662
St. Jude Medical, Inc.	543,600	34,502,292
Zimmer Holdings, Inc.	31,400	3,039,520
		84,508,079
HEALTH CARE FACILITIES—1.9%
HCA Holdings, Inc.*	1,371,149	71,299,748
Universal Health Services, Inc., Cl. B	50,680	4,145,117
		75,444,865
HEALTH CARE TECHNOLOGY—0.1%
athenahealth, Inc.*	26,100	3,227,004

HOME IMPROVEMENT RETAIL—2.5%
Lowe’s Companies, Inc.	198,872	9,130,214
The Home Depot, Inc.+	1,106,300	87,961,913
		97,092,127
HOTELS RESORTS & CRUISE LINES—0.6%
Ctrip.com International Ltd.#*	282,300	13,194,702

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOTELS RESORTS & CRUISE LINES—(CONT.)
Hilton Worldwide Holdings, Inc.*	519,200	$11,334,136
		24,528,838
HOUSEHOLD PRODUCTS—0.7%
The Procter & Gamble Co.	319,100	26,341,705

HOUSEWARES & SPECIALTIES—0.7%
Jarden Corp.*	371,900	21,254,085
Samsonite International SA	1,639,000	5,211,094
		26,465,179
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.4%
Robert Half International, Inc.	375,800	16,835,840

INDUSTRIAL CONGLOMERATES—0.7%
Danaher Corp.	357,700	26,248,026

INDUSTRIAL MACHINERY—0.5%
Ingersoll-Rand PLC.	304,504	18,209,339

INSURANCE BROKERS—0.1%
Aon PLC.	47,500	4,031,800

INTEGRATED TELECOMMUNICATION SERVICES—1.4%
Verizon Communications, Inc.	1,184,138	55,334,769

INTERNET RETAIL—3.0%
Amazon.com, Inc.*+	290,200	88,258,526
The Priceline Group, Inc.*	19,400	22,460,350
TripAdvisor, Inc.*	54,962	4,437,632
		115,156,508
INTERNET SOFTWARE & SERVICES—9.9%
Cornerstone OnDemand, Inc.*	266,200	9,785,512
Demandware, Inc.*	96,400	4,784,332
eBay, Inc.*+	947,500	49,108,925
Facebook, Inc.*+	1,699,815	101,614,941
Google, Inc., Cl. A*+	82,514	44,135,088
Google, Inc., Cl. C*+	156,209	82,269,032
LinkedIn Corp.*	28,600	4,389,242
Sina Corp.*	150,800	7,208,240
Trulia, Inc.*	264,500	8,993,000
Vistaprint NV*	285,580	11,271,843
Weibo Corp.#*	36,600	715,896
Yahoo! Inc.*	1,658,700	59,630,265
		383,906,316
INVESTMENT BANKING & BROKERAGE—2.0%
Morgan Stanley+	2,467,100	76,307,403

IT CONSULTING & OTHER SERVICES—0.7%
Acxiom Corp.*	172,087	4,859,737
International Business Machines Corp.	112,315	22,066,528
		26,926,265

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LEISURE FACILITIES—0.3%
SeaWorld Entertainment, Inc.	419,615	$12,613,627

LIFE & HEALTH INSURANCE—0.2%
Lincoln National Corp.	171,200	8,304,912

LIFE SCIENCES TOOLS & SERVICES—1.4%
Thermo Fisher Scientific, Inc.	463,312	52,817,568

MANAGED HEALTH CARE—1.7%
Aetna, Inc.	611,600	43,698,820
Cigna Corp.	263,200	21,066,528
		64,765,348
MOVIES & ENTERTAINMENT—0.3%
Twenty-First Century Fox, Inc.	414,200	12,972,744

MULTI-LINE INSURANCE—0.5%
American International Group, Inc.	336,400	17,872,932

OIL & GAS EQUIPMENT & SERVICES—3.0%
Halliburton Company	415,000	26,174,050
National Oilwell Varco, Inc.	342,266	26,878,149
Weatherford International Ltd.*	3,100,920	65,119,320
		118,171,519
OIL & GAS EXPLORATION & PRODUCTION—3.0%
Anadarko Petroleum Corp.+	480,645	47,593,468
Cabot Oil & Gas Corp.	953,200	37,441,696
Pioneer Natural Resources Co.	44,800	8,658,496
Whiting Petroleum Corp.*	316,400	23,325,008
		117,018,668
OTHER DIVERSIFIED FINANCIAL SERVICES—0.2%
Bank of America Corp.	145,500	2,202,870
Citigroup, Inc.+	124,005	5,941,080
		8,143,950
PHARMACEUTICALS—3.6%
AbbVie, Inc.	498,800	25,977,504
Actavis PLC.*+	193,500	39,537,855
Eli Lilly & Co.	131,300	7,759,830
Forest Laboratories, Inc.*	65,200	5,992,532
Johnson & Johnson	32,100	3,251,409
Merck & Co., Inc.	369,000	21,608,640
Valeant Pharmaceuticals International, Inc.*	192,800	25,779,288
Zoetis, Inc.	336,100	10,170,386
		140,077,444
RAILROADS—0.5%
Union Pacific Corp.	93,600	17,824,248

REGIONAL BANKS—0.2%
Regions Financial Corp.	630,300	6,391,242

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RESTAURANTS—1.5%
McDonald’s Corp.	97,361	$9,870,458
Starbucks Corp.	331,900	23,438,778
Yum! Brands, Inc.	344,400	26,515,356
		59,824,592
SECURITY & ALARM SERVICES—1.2%
Tyco International Ltd.	1,166,421	47,706,619

SEMICONDUCTOR EQUIPMENT—0.9%
Lam Research Corp.*	512,175	29,506,402
SunEdison, Inc.*	303,100	5,828,613
		35,335,015
SEMICONDUCTORS—4.2%
Altera Corp.	274,700	8,933,244
Avago Technologies Ltd.	243,900	15,487,650
Micron Technology, Inc.*	873,500	22,815,820
NXP Semiconductor NV*	1,967,425	117,297,878
		164,534,592
SOFT DRINKS—1.8%
Monster Beverage Corp.*	193,000	12,923,280
PepsiCo, Inc.+	684,915	58,827,349
		71,750,629
SPECIALIZED FINANCE—0.8%
IntercontinentalExchange Group, Inc.	144,285	29,497,625

SPECIALTY CHEMICALS—2.5%
Chemtura Corp.*	691,280	15,415,544
Rockwood Holdings, Inc.	831,140	59,052,497
The Sherwin-Williams Co.	106,100	21,203,024
		95,671,065
SPECIALTY STORES—0.3%
Tiffany & Co.	119,500	10,455,055

SYSTEMS SOFTWARE—0.9%
Microsoft Corp.	824,520	33,310,608

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.8%
Apple, Inc.+	344,967	203,561,577
NCR Corp.*	523,200	15,962,832
Western Digital Corp.	75,360	6,641,477
		226,165,886
TOBACCO—0.8%
Lorillard, Inc.	274,029	16,282,803
Philip Morris International, Inc.+	174,694	14,924,109
		31,206,912
TRADING COMPANIES & DISTRIBUTORS—0.5%
HD Supply Holdings, Inc.*	304,771	7,856,996

	SHARES	VALUE
COMMON STOCKS—(CONT.)
TRADING COMPANIES & DISTRIBUTORS—(CONT.)
United Rentals, Inc.*	126,000	$11,822,580
		19,679,576
WIRELESS TELECOMMUNICATION SERVICES—0.7%
SoftBank Corp.	336,020	24,948,807
Vodafone Group PLC#	30,981	1,176,039
		26,124,846
TOTAL COMMON STOCKS (Cost $3,461,506,574)		3,969,518,568

PREFERRED STOCKS—0.2%
ADVERTISING—0.1%
Choicestream, Inc.*(L3)	1,537,428	1,229,942

PHARMACEUTICALS—0.1%
Intarcia Therapeutics, Inc.*(L2)	171,099	5,541,897
TOTAL PREFERRED STOCKS (Cost $6,771,348)		6,771,839

MASTER LIMITED PARTNERSHIP—1.3%
ASSET MANAGEMENT & CUSTODY BANKS—1.3%
Blackstone Group LP.	903,300	26,674,449
The Carlyle Group LP.	766,100	24,576,488
		51,250,937
TOTAL MASTER LIMITED PARTNERSHIP (Cost $47,455,537)		51,250,937

REAL ESTATE INVESTMENT TRUST—0.4%
RESIDENTIAL—0.4%
American Campus Communities, Inc.	256,587	9,801,623
Century Communities, Inc.*(L2)(a)	395,000	7,505,000
		17,306,623
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $17,315,926)		17,306,623
Total Investments (Cost $3,533,049,385)(b)	103.9%	4,044,847,967
Liabilities in Excess of Other Assets	(3.9)%	(151,638,888)
NET ASSETS	100.0%	$3,893,209,079

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
*	Non-income producing security.
(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.
+	All or a portion of this security is held as collateral for securities sold short.
#	American Depositary Receipts.
(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(a)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 0.2% of the net assets of the Portfolio.

(b)

At April 30, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $3,556,971,979, amounted to $487,875,988 which consisted of aggregate gross unrealized appreciation of $551,342,211 and aggregate gross unrealized depreciation of $63,466,223.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER SPECTRA FUND

Schedule of Investments - Securities Sold Short‡(Continued) April 30, 2014 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—4.9%
APPAREL RETAIL—0.3%
The TJX Cos., Inc.	(197,800)	$(11,508,004)

BIOTECHNOLOGY—0.3%
Mesoblast Ltd.*	(280,500)	(1,214,716)
Myriad Genetics, Inc.*	(294,300)	(12,422,403)
		(13,637,119)
COMPUTER STORAGE & PERIPHERALS—0.3%
NetApp, Inc.	(316,600)	(11,274,126)

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.1%
PACCAR, Inc.	(61,100)	(3,909,178)

DATA PROCESSING & OUTSOURCED SERVICES—0.2%
Syntel, Inc.*	(99,100)	(7,959,712)

DIVERSIFIED BANKS—0.5%
HSBC Finance Corp.#	(338,992)	(17,397,070)

DIVERSIFIED CHEMICALS—0.1%
FMC Corporation	(24,700)	(1,901,900)

ENVIRONMENTAL & FACILITIES SERVICES—0.1%
Stericycle, Inc.*	(34,100)	(3,970,604)

EXCHANGE TRADED FUNDS—0.9%
CurrencyShares Japanese Yen Trust*	(67,785)	(6,469,400)
iShares Russell 2000 Index Fund	(100,424)	(11,245,480)
SPDR S&P Oil & Gas Exploration & Production ETF	(175,761)	(13,640,811)
		(31,355,691)
IT CONSULTING & OTHER SERVICES—0.1%
Infosys Technologies Ltd.#	(65,400)	(3,512,634)

LEISURE PRODUCTS—0.2%
Coach, Inc.	(152,600)	(6,813,590)

MARKET INDICES—0.7%
iShares MSCI Japan ETF	(555,630)	(6,156,380)
iShares Russell 2000 Growth ETF	(150,729)	(19,457,607)
		(25,613,987)
OIL & GAS EXPLORATION & PRODUCTION—0.5%
Bonanza Creek Energy, Inc.*	(115,100)	(5,596,162)
Cimarex Energy Co.	(36,600)	(4,359,792)
EPL Oil & Gas, Inc.*	(306,079)	(11,979,932)
		(21,935,886)
SEMICONDUCTORS—0.4%
Linear Technology Corp.	(213,800)	(9,514,100)
Maxim Integrated Products, Inc.	(246,300)	(7,989,972)
		(17,504,072)
SPECIALTY STORES—0.2%
PetSmart, Inc.	(127,800)	(8,649,504)

SYSTEMS SOFTWARE—0.0%
NetSuite, Inc.*	(18,900)	(1,461,159)

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SYSTEMS SOFTWARE—(CONT.)
Oracle Corp.	(38,900)	$(1,590,232)
		(3,051,391)
TOTAL (Proceeds $183,868,880)		$(189,994,468)

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
*	Non-income producing security.
#	American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER GREEN FUND

Schedule of Investments‡ April 30, 2014 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—95.9%
ADVERTISING—0.0%
Choicestream, Inc.*(L3)	3,619	$2,895

AEROSPACE & DEFENSE—2.8%
Hexcel Corp.*	16,640	693,722
Honeywell International, Inc.	15,440	1,434,376
		2,128,098
AGRICULTURAL & FARM MACHINERY—0.5%
Lindsay Corp.	4,690	413,330

AIR FREIGHT & LOGISTICS—2.3%
FedEx Corp.	5,515	751,419
United Parcel Service, Inc., Cl. B	10,510	1,035,235
		1,786,654
APPAREL ACCESSORIES & LUXURY GOODS—0.8%
Ralph Lauren Corp.	3,845	582,018

APPLICATION SOFTWARE—1.3%
SAP AG#	10,330	836,627
Synchronoss Technologies, Inc.*	6,075	184,923
		1,021,550
AUTO PARTS & EQUIPMENT—3.4%
BorgWarner, Inc.	24,315	1,510,934
Johnson Controls, Inc.	24,140	1,089,680
		2,600,614
AUTOMOBILE MANUFACTURERS—2.7%
General Motors Co.	25,840	890,963
Tesla Motors, Inc.*	5,635	1,171,460
		2,062,423
BROADCASTING & CABLE TV—0.8%
Discovery Communications, Inc., Series A*	8,425	639,457

COAL & CONSUMABLE FUELS—0.2%
Solazyme, Inc.*	17,035	183,297

COMMUNICATIONS EQUIPMENT—0.9%
Cisco Systems, Inc.	31,190	720,801

CONSTRUCTION & ENGINEERING—0.7%
Aecom Technology Corp.*	15,315	496,512

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.2%
Cummins, Inc.	5,870	885,489

CONSUMER ELECTRONICS—1.0%
Harman International Industries, Inc.	7,150	783,711

CONSUMER FINANCE—0.9%
American Express Co.	7,950	695,068

DATA PROCESSING & OUTSOURCED SERVICES—2.8%
Alliance Data Systems Corp.*	3,650	882,935
Visa, Inc., Cl. A	6,365	1,289,613
		2,172,548

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DISTRIBUTORS—1.7%
LKQ Corp.*	44,055	$1,282,882

DIVERSIFIED SUPPORT SERVICES—1.0%
EnerNOC, Inc.*	33,085	780,806

ELECTRIC UTILITIES—2.8%
Duke Energy Corp.	12,695	945,650
ITC Holdings Corp.	31,380	1,160,119
		2,105,769
ELECTRICAL COMPONENTS & EQUIPMENT—2.4%
Acuity Brands, Inc.	5,955	741,814
Plug Power, Inc.*	47,650	221,573
SolarCity Corp.*	15,585	829,901
		1,793,288
ELECTRONIC EQUIPMENT MANUFACTURERS—0.6%
Itron, Inc.*	12,375	470,250

ELECTRONIC MANUFACTURING SERVICES—0.5%
Trimble Navigation Ltd.*	10,030	385,453

ENVIRONMENTAL & FACILITIES SERVICES—3.8%
Clean Harbors, Inc.*	6,845	410,700
Covanta Holding Corp.	37,680	695,196
Tetra Tech, Inc.*	34,655	993,559
Waste Management, Inc.	18,335	814,991
		2,914,446
FOOD DISTRIBUTORS—1.1%
United Natural Foods, Inc.*	12,085	834,228

FOOD RETAIL—1.6%
Whole Foods Market, Inc.	25,220	1,253,434

FOOTWEAR—1.5%
NIKE, Inc., Cl. B	15,610	1,138,750

HEALTH CARE SERVICES—1.2%
Express Scripts, Inc.*	13,190	878,190

HOME IMPROVEMENT RETAIL—2.4%
The Home Depot, Inc.	23,465	1,865,702

HOUSEHOLD PRODUCTS—1.6%
The Procter & Gamble Co.	15,034	1,241,057

HYPERMARKETS & SUPER CENTERS—0.5%
Wal-Mart Stores, Inc.	4,540	361,883

INDUSTRIAL CONGLOMERATES—1.5%
General Electric Co.	42,840	1,151,968

INDUSTRIAL GASES—0.8%
Praxair, Inc.	4,935	644,264

INDUSTRIAL MACHINERY—5.2%
Chart Industries, Inc.*	4,880	332,914
Pall Corp.	8,965	754,405

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INDUSTRIAL MACHINERY—(CONT.)
The ExOne Co.*	9,775	$337,629
Watts Water Technologies, Inc.	14,855	790,286
Woodward Governor Co.	17,545	786,542
Xylem, Inc.	25,755	968,130
		3,969,906
INTERNET RETAIL—1.8%
Amazon.com, Inc.*	4,510	1,371,626

INTERNET SOFTWARE & SERVICES—7.2%
eBay, Inc.*	21,835	1,131,708
Facebook, Inc.*	28,125	1,681,313
Google, Inc., Cl. A*	2,530	1,353,246
Google, Inc., Cl. C*	2,530	1,332,450
		5,498,717
IT CONSULTING & OTHER SERVICES—1.3%
International Business Machines Corp.	4,855	953,862

LIFE & HEALTH INSURANCE—0.8%
Lincoln National Corp.	12,070	585,516

METAL & GLASS CONTAINERS—0.8%
Crown Holdings, Inc.*	12,450	587,266

MOVIES & ENTERTAINMENT—0.8%
The Walt Disney Co.	7,645	606,554

PHARMACEUTICALS—6.4%
Bristol-Myers Squibb Co.	27,475	1,376,223
Johnson & Johnson	15,350	1,554,801
Merck & Co., Inc.	10,705	626,885
Pfizer, Inc.	43,378	1,356,864
		4,914,773
RAILROADS—0.9%
Norfolk Southern Corp.	7,225	682,979

RESTAURANTS—3.6%
Chipotle Mexican Grill, Inc.*	1,095	545,858
McDonald’s Corp.	6,040	612,335
Starbucks Corp.	22,870	1,615,079
		2,773,272
SEMICONDUCTOR EQUIPMENT—1.2%
SunEdison, Inc.*	45,610	877,080

SEMICONDUCTORS—5.0%
Broadcom Corp., Cl. A	17,800	548,418
ChipMOS TECHNOLOGIES Bermuda Ltd.	22,060	464,143
Cree, Inc.*	16,505	778,541
First Solar, Inc.*	15,715	1,060,605
Intel Corp.	25,545	681,796

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTORS—(CONT.)
Yingli Green Energy Holding Co., Ltd.#*	87,710	$299,968
		3,833,471
SOFT DRINKS—1.7%
The Coca-Cola Co.	31,660	1,291,411
SPECIALTY CHEMICALS—2.7%
Celanese Corp.	11,225	689,551
Chemtura Corp.*	22,290	497,067
Rockwood Holdings, Inc.	12,655	899,138
		2,085,756
SPECIALTY STORES—2.3%
GNC Holdings, Inc., Cl. A	17,675	795,375
Tiffany & Co.	11,075	968,952
		1,764,327
SYSTEMS SOFTWARE—1.8%
FleetMatics Group PLC.*	13,335	400,450
Microsoft Corp.	24,705	998,082
		1,398,532
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.1%
Apple, Inc.	5,915	3,490,382
EMC Corp.	15,480	399,384
		3,889,766
TOTAL COMMON STOCKS (Cost $56,394,035)		73,361,649

PREFERRED STOCKS—0.0%
ADVERTISING—0.0%
Choicestream, Inc.*(L3)	31,215	24,972
(Cost $24,962)		24,972
Total Investments (Cost $56,418,997)(a)	95.9%	73,386,621
Other Assets in Excess of Liabilities	4.1%	3,116,163
NET ASSETS	100.0%	$76,502,784

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.
*	Non-income producing security.
#	American Depositary Receipts.
(a)

At April 30, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $56,443,417, amounted to $16,943,204 which consisted of aggregate gross unrealized appreciation of $18,372,250 and aggregate gross unrealized depreciation of $1,429,046.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER ANALYST FUND

Schedule of Investments‡ April 30, 2014 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—95.0%
AEROSPACE & DEFENSE—2.8%
Honeywell International, Inc.	1,601	$148,733
Precision Castparts Corp.	362	91,619
		240,352
APPAREL ACCESSORIES & LUXURY GOODS—3.4%
Kate Spade & Co.*	2,542	88,385
Michael Kors Holdings Ltd.*	806	73,507
PVH Corp.	611	76,723
Ralph Lauren Corp.	374	56,613
		295,228
APPLICATION SOFTWARE—3.8%
Salesforce.com, Inc.*	617	31,868
SAP AG#	2,352	190,489
Synchronoss Technologies, Inc.*	3,485	106,083
		328,440
ASSET MANAGEMENT & CUSTODY BANKS—0.4%
Affiliated Managers Group, Inc.*	180	35,676

AUTO PARTS & EQUIPMENT—4.5%
American Axle & Manufacturing Holdings, Inc.*	2,051	36,200
BorgWarner, Inc.	1,805	112,163
Delphi Automotive PLC.	1,554	103,869
Johnson Controls, Inc.	2,948	133,073
		385,305
BIOTECHNOLOGY—6.7%
Biogen Idec, Inc.*	426	122,313
Gilead Sciences, Inc.*	2,071	162,553
Pharmacyclics, Inc.*	1,384	130,899
Synageva BioPharma Corp.*	993	85,765
Vertex Pharmaceuticals, Inc.*	1,167	79,006
		580,536
BROADCASTING—0.9%
CBS Corp., Cl. B	1,411	81,499

BUILDING PRODUCTS—1.0%
Lennox International, Inc.	1,042	87,351

CABLE & SATELLITE—3.4%
Comcast Corporation, Cl. A	2,640	136,646
Time Warner Cable, Inc.	1,099	155,465
		292,111
CASINOS & GAMING—0.7%
Las Vegas Sands Corp.	724	57,290

COMMUNICATIONS EQUIPMENT—2.6%
F5 Networks, Inc.*	422	44,382
JDS Uniphase Corp.*	6,630	84,002

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMMUNICATIONS EQUIPMENT—(CONT.)
Ruckus Wireless, Inc.*	8,916	$93,172
		221,556
CONSTRUCTION MATERIALS—1.0%
Eagle Materials, Inc.	991	82,580

CONSUMER FINANCE—0.7%
American Express Co.	651	56,917

DATA PROCESSING & OUTSOURCED SERVICES—2.2%
Alliance Data Systems Corp.*	340	82,246
Visa, Inc., Cl. A	541	109,612
		191,858
DRUG RETAIL—2.3%
CVS Caremark Corp.	976	70,975
Walgreen Co.	1,925	130,707
		201,682
ELECTRICAL COMPONENTS & EQUIPMENT—0.9%
Eaton Corp., PLC.	1,048	76,127

ELECTRONIC EQUIPMENT MANUFACTURERS—2.0%
Control4 Corp.*	4,877	86,128
OSI Systems, Inc.*	1,586	88,515
		174,643
FOOD RETAIL—1.1%
Whole Foods Market, Inc.	1,883	93,585

HEALTH CARE EQUIPMENT—1.2%
Insulet Corp.*	862	32,437
St. Jude Medical, Inc.	1,149	72,927
		105,364
HEALTH CARE FACILITIES—3.0%
HCA Holdings, Inc.*	3,691	191,932
Tenet Healthcare Corporation*	1,574	70,956
		262,888
HOME IMPROVEMENT RETAIL—0.9%
The Home Depot, Inc.	984	78,238

HOUSEWARES & SPECIALTIES—1.3%
Jarden Corp.*	1,907	108,985

HUMAN RESOURCE & EMPLOYMENT SERVICES—2.2%
On Assignment, Inc.*	3,139	109,865
Robert Half International, Inc.	1,764	79,027
		188,892
INDUSTRIAL MACHINERY—2.6%
Donaldson Co., Inc.	1,745	73,447
Ingersoll-Rand PLC.	1,620	96,876
The ExOne Co.*	1,663	57,440
		227,763

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INTERNET RETAIL—0.7%
The Priceline Group, Inc.*	54	$62,519

INTERNET SOFTWARE & SERVICES—1.5%
Cornerstone OnDemand, Inc.*	1,893	69,587
Demandware, Inc.*	1,253	62,186
		131,773
INVESTMENT BANKING & BROKERAGE—0.6%
Morgan Stanley	1,574	48,684

LEISURE FACILITIES—1.1%
SeaWorld Entertainment, Inc.	3,226	96,974

LEISURE PRODUCTS—0.7%
Polaris Industries, Inc.	486	65,284

LIFE & HEALTH INSURANCE—0.7%
Lincoln National Corp.	1,182	57,339

MANAGED HEALTH CARE—1.7%
Cigna Corp.	1,856	148,554

METAL & GLASS CONTAINERS—0.8%
Crown Holdings, Inc.*	1,490	70,283

MOTORCYCLE MANUFACTURERS—0.9%
Harley-Davidson, Inc.	1,007	74,458

MOVIES & ENTERTAINMENT—1.0%
Twenty-First Century Fox, Inc.	2,589	82,900

MULTI-LINE INSURANCE—0.6%
American International Group, Inc.	975	51,802

OIL & GAS EQUIPMENT & SERVICES—3.6%
Halliburton Company	1,750	110,372
National Oilwell Varco, Inc.	890	69,892
Weatherford International Ltd.*	6,107	128,247
		308,511
OIL & GAS EXPLORATION & PRODUCTION—3.7%
Anadarko Petroleum Corp.	1,219	120,705
Cabot Oil & Gas Corp.	1,978	77,696
PDC Energy, Inc.*	501	31,899
Pioneer Natural Resources Co.	483	93,349
		323,649
PHARMACEUTICALS—4.7%
Actavis PLC.*	917	187,371
Eli Lilly & Co.	1,687	99,702
Jazz Pharmaceuticals PLC.*	479	64,617
Valeant Pharmaceuticals International, Inc.*	405	54,152
		405,842
REGIONAL BANKS—0.8%
ViewPoint Financial Group, Inc.	2,701	70,415

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RESTAURANTS—2.0%
Fiesta Restaurant Group, Inc.*	383	$14,022
Starbucks Corp.	924	65,253
Yum! Brands, Inc.	1,248	96,083
		175,358
SECURITY & ALARM SERVICES—1.7%
Tyco International Ltd.	3,667	149,980

SOFT DRINKS—2.4%
Monster Beverage Corp.*	1,551	103,855
PepsiCo, Inc.	1,162	99,804
		203,659
SPECIALIZED FINANCE—1.0%
IntercontinentalExchange Group, Inc.	411	84,025

SPECIALTY CHEMICALS—3.3%
Rockwood Holdings, Inc.	1,846	131,158
The Sherwin-Williams Co.	789	157,674
		288,832
SPECIALTY STORES—4.3%
Signet Jewelers Ltd.	692	70,113
Tiffany & Co.	820	71,742
Tractor Supply Co.	1,536	103,281
Ulta Salon, Cosmetics & Fragrance, Inc.*	1,467	128,670
		373,806
SYSTEMS SOFTWARE—3.4%
CommVault Systems, Inc.*	944	45,689
FleetMatics Group PLC.*	3,704	111,231
ServiceNow, Inc.*	2,801	139,266
		296,186
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—1.4%
NCR Corp.*	3,992	121,796

TRUCKING—0.8%
Swift Transportation Co.*	2,726	65,560

TOTAL COMMON STOCKS (Cost $7,646,213)		8,213,055

MASTER LIMITED PARTNERSHIP—1.1%
ASSET MANAGEMENT & CUSTODY BANKS—1.1%
The Carlyle Group LP.	2,887	92,615
(Cost $91,080)		92,615
Total Investments
(Cost $7,737,293)(a)	96.1%	8,305,670
Other Assets in Excess of Liabilities	3.9%	338,592
NET ASSETS	100.0%	$8,644,262

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
*	Non-income producing security.
#	American Depositary Receipts.
(a)

At April 30, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $7,736,995, amounted to $568,675 which consisted of aggregate gross unrealized appreciation of $822,003 and aggregate gross unrealized depreciation of $253,328.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments‡ April 30, 2014 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—75.5%
ADVERTISING—0.8%
Lamar Advertising Co., Cl. A*+	11,120	$555,110

AEROSPACE & DEFENSE—1.0%
Honeywell International, Inc.	7,335	681,421

AIRLINES—0.4%
Copa Holdings SA, Cl. A	2,030	274,618

APPAREL ACCESSORIES & LUXURY GOODS—1.8%
Kate Spade & Co.*	10,170	353,611
Quiksilver, Inc.*	54,560	350,275
Tumi Holdings, Inc.*	29,115	594,528
		1,298,414
APPLICATION SOFTWARE—0.4%
SAP AG#	3,640	294,804

AUTO PARTS & EQUIPMENT—1.7%
Delphi Automotive PLC.+	10,255	685,444
Johnson Controls, Inc.	11,940	538,972
		1,224,416
BIOTECHNOLOGY—5.6%
Amgen, Inc.+	9,125	1,019,719
Biogen Idec, Inc.*	925	265,586
Gilead Sciences, Inc.*+	21,475	1,685,573
Pharmacyclics, Inc.*+	6,510	615,716
Puma Biotechnology, Inc.*	1,355	102,357
QLT, Inc.	14,335	82,999
Vertex Pharmaceuticals, Inc.*	2,285	154,694
		3,926,644
BROADCASTING—0.4%
CBS Corp., Cl. B+	5,465	315,658

BUILDING PRODUCTS—0.4%
Fortune Brands Home & Security, Inc.	7,025	279,946

CABLE & SATELLITE—1.0%
Comcast Corporation, Cl. A+	13,170	681,679

COMMUNICATIONS EQUIPMENT—0.6%
F5 Networks, Inc.*	3,965	416,999

CONSTRUCTION & ENGINEERING—0.5%
Quanta Services, Inc.*+	9,795	345,568

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.0%
Caterpillar, Inc.	6,865	723,571

CONSTRUCTION MATERIALS—0.7%
Eagle Materials, Inc.+	5,955	496,230

CONSUMER FINANCE—1.3%
American Express Co.	6,150	537,694
Discover Financial Services	7,295	407,791
		945,485

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DATA PROCESSING & OUTSOURCED SERVICES—1.5%
Alliance Data Systems Corp.*	2,520	$609,588
Visa, Inc., Cl. A	2,200	445,742
		1,055,330
DIVERSIFIED BANKS—1.2%
JPMorgan Chase & Co.	14,565	815,349

DRUG RETAIL—1.7%
CVS Caremark Corp.+	16,305	1,185,700

HEALTH CARE EQUIPMENT—1.0%
St. Jude Medical, Inc.	10,930	693,727

HEALTH CARE FACILITIES—1.5%
HCA Holdings, Inc.*+	20,125	1,046,500

HEALTH CARE TECHNOLOGY—0.6%
HMS Holdings Corp.*	25,135	406,433

HOME IMPROVEMENT RETAIL—1.6%
Lowe’s Companies, Inc.+	8,165	374,855
The Home Depot, Inc.+	9,450	751,370
		1,126,225
HOTELS RESORTS & CRUISE LINES—0.3%
Ctrip.com International Ltd.#*	4,560	213,134

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.4%
Robert Half International, Inc.	5,660	253,568

INSURANCE BROKERS—0.5%
Aon PLC.	3,885	329,759

INTEGRATED TELECOMMUNICATION SERVICES—2.0%
Verizon Communications, Inc.+	29,675	1,386,713

INTERNET RETAIL—0.7%
Amazon.com, Inc.*+	1,615	491,170

INTERNET SOFTWARE & SERVICES—11.1%
Cornerstone OnDemand, Inc.*	10,175	374,033
Demandware, Inc.*	19,140	949,918
eBay, Inc.*+	16,060	832,390
Facebook, Inc.*+	20,905	1,249,701
Google, Inc., Cl. A*+	1,370	732,786
Google, Inc., Cl. C*+	2,140	1,127,052
Tencent Holdings Ltd.	4,180	260,625
Textura Corp.*	7,255	129,211
Trulia, Inc.*	15,200	516,800
Vistaprint NV*	3,740	147,618
Yahoo! Inc.*	41,360	1,486,892
		7,807,026
INVESTMENT BANKING & BROKERAGE—1.5%
Morgan Stanley+	35,275	1,091,056

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LIFE SCIENCES TOOLS & SERVICES—0.7%
Thermo Fisher Scientific, Inc.	4,475	$510,150

MANAGED HEALTH CARE—1.1%
Aetna, Inc.	10,480	748,796

OIL & GAS EQUIPMENT & SERVICES—2.9%
Halliburton Company+	5,960	375,897
National Oilwell Varco, Inc.+	8,560	672,217
Weatherford International Ltd.*	46,640	979,440
		2,027,554
OIL & GAS EXPLORATION & PRODUCTION—4.4%
Anadarko Petroleum Corp.	7,670	759,483
Cabot Oil & Gas Corp.	14,720	578,202
Denbury Resources, Inc.	52,135	876,911
Pioneer Natural Resources Co.+	2,765	534,391
Whiting Petroleum Corp.*+	4,565	336,532
		3,085,519
PHARMACEUTICALS—4.7%
AbbVie, Inc.	6,390	332,791
AcelRx Pharmaceuticals, Inc.*	51,810	560,584
Actavis PLC.*	2,000	408,660
Eli Lilly & Co.	8,815	520,967
Merck & Co., Inc.	12,505	732,293
Pfizer, Inc.+	14,472	452,684
Valeant Pharmaceuticals International, Inc.*	2,285	305,527
		3,313,506
PROPERTY & CASUALTY INSURANCE—0.3%
ACE Ltd.	2,040	208,733

RESTAURANTS—1.4%
McDonald’s Corp.	7,010	710,674
Yum! Brands, Inc.	3,675	282,938
		993,612
SECURITY & ALARM SERVICES—0.6%
Tyco International Ltd.	10,435	426,791

SEMICONDUCTOR EQUIPMENT—0.5%
Lam Research Corp.*	6,525	375,905

SEMICONDUCTORS—5.5%
Altera Corp.	20,425	664,221
Avago Technologies Ltd.	10,970	696,595
Micron Technology, Inc.*	14,865	388,274
Microsemi Corp.*+	15,025	353,388
NXP Semiconductor NV*+	30,315	1,807,380
		3,909,858
SOFT DRINKS—1.9%
PepsiCo, Inc.+	15,430	1,325,283

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALIZED FINANCE—0.7%
IntercontinentalExchange Group, Inc.	2,515	$514,167

SPECIALTY CHEMICALS—1.6%
Chemtura Corp.*	15,825	352,898
Rockwood Holdings, Inc.+	8,660	615,293
Senomyx, Inc.*	20,890	171,089
		1,139,280
SYSTEMS SOFTWARE—0.2%
FleetMatics Group PLC.*	5,645	169,519

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.1%
Apple, Inc.+	3,345	1,973,851
NCR Corp.*	9,840	300,219
Seagate Technology PLC.+	13,705	720,609
Western Digital Corp.	7,240	638,061
		3,632,740
TOBACCO—0.2%
Lorillard, Inc.	2,725	161,920

WIRELESS TELECOMMUNICATION SERVICES—0.5%
SoftBank Corp.	5,065	376,066

TOTAL COMMON STOCKS (Cost $49,753,537)		53,281,652

PREFERRED STOCKS—0.1%
PHARMACEUTICALS—0.1%
Intarcia Therapeutics, Inc.*(L2)	2,964	96,004
(Cost $96,004)		96,004
RIGHTS—0.1%
BIOTECHNOLOGY—0.1%
Adolor Corp., CPR, 12/31/1949*(L3),(a)	49,870	25,933
(Cost $—)		25,933
MASTER LIMITED PARTNERSHIP—2.6%
ASSET MANAGEMENT & CUSTODY BANKS—2.6%
Blackstone Group LP.+	34,115	1,007,416
The Carlyle Group LP.+	25,580	820,606
		1,828,022
TOTAL MASTER LIMITED PARTNERSHIP (Cost $1,687,395)		1,828,022
Total Investments (Cost $51,536,936)(b)	78.3%	55,231,611
Other Assets in Excess of Liabilities	21.7%	15,345,920
NET ASSETS	100.0%	$70,577,531

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
+	All or a portion of this security is held as collateral for securities sold short.
*	Non-income producing security.
#	American Depositary Receipts.
(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.
(a)	Right - Contingent Payment Right granted December 13, 2011 and may not be sold. Right is deemed to be illiquid and represents 0.1% of the net assets of the Fund.
(b)

At April 30, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $51,677,607, amounted to $3,554,004 which consisted of aggregate gross unrealized appreciation of $5,348,410 and aggregate gross unrealized depreciation of $1,794,406.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments - Securities Sold Short‡(Continued) April 30, 2014 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—18.7%
APPAREL RETAIL—1.0%
Esprit Holdings Ltd.	(28,965)	$(48,269)
The Gap, Inc.	(8,065)	(316,955)
The TJX Cos., Inc.	(6,010)	(349,662)
		(714,886)
APPLICATION SOFTWARE—0.2%
Manhattan Associates, Inc.*	(4,190)	(132,111)

ASSET MANAGEMENT & CUSTODY BANKS—0.6%
Bank New York Mellon Corp.	(5,475)	(185,438)
Legg Mason, Inc.	(4,980)	(233,512)
		(418,950)
BIOTECHNOLOGY—0.9%
Insys Therapeutics, Inc.*	(3,405)	(139,809)
Mesoblast Ltd.*	(15,930)	(68,985)
Myriad Genetics, Inc.*	(6,430)	(271,410)
NPS Pharmaceuticals, Inc.*	(5,315)	(141,485)
		(621,689)
CASINOS & GAMING—0.1%
Pinnacle Entertainment, Inc.*	(4,340)	(100,992)

COMPUTER STORAGE & PERIPHERALS—0.4%
NetApp, Inc.	(7,325)	(260,843)

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.5%
PACCAR, Inc.	(5,595)	(357,968)

DATA PROCESSING & OUTSOURCED SERVICES—0.2%
Syntel, Inc.*	(1,975)	(158,632)

DEPARTMENT STORES—0.3%
Nordstrom, Inc.	(3,260)	(199,773)

DIVERSIFIED BANKS—0.5%
HSBC Finance Corp.#	(7,550)	(387,466)

DIVERSIFIED CHEMICALS—0.0%
FMC Corporation	(420)	(32,340)

ELECTRONIC MANUFACTURING SERVICES—0.3%
Benchmark Electronics, Inc.*	(8,550)	(198,189)

EXCHANGE TRADED FUNDS—3.3%
CurrencyShares Japanese Yen Trust*	(1,219)	(116,341)
iShares Russell 2000 Index Fund	(8,214)	(919,804)
SPDR S&P 500 ETF Trust	(2,633)	(496,136)
SPDR S&P Oil & Gas Exploration & Production ETF	(10,260)	(796,279)
		(2,328,560)
FOOD RETAIL—0.2%
Metro, Inc.	(2,500)	(154,127)

HEALTH CARE EQUIPMENT—1.6%
Abbott Laboratories	(2,750)	(106,535)
Baxter International, Inc.	(1,850)	(134,662)
DiaSorin SpA	(5,615)	(231,501)

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE EQUIPMENT—(CONT.)
Stryker Corp.	(3,610)	$(280,678)
Varian Medical Systems, Inc.*	(4,425)	(352,009)
		(1,105,385)
INDUSTRIAL CONGLOMERATES—0.2%
3M Co.	(1,180)	(164,126)

INTERNET SOFTWARE & SERVICES—0.8%
Akamai Technologies, Inc.*	(3,390)	(179,907)
Twitter, Inc.*	(5,195)	(202,449)
Zillow, Inc.*	(1,510)	(164,137)
		(546,493)
LEISURE PRODUCTS—0.3%
Coach, Inc.	(4,375)	(195,344)

MARKET INDICES—1.2%
iShares MSCI Japan ETF	(9,917)	(109,880)
iShares Russell 2000 Growth ETF	(5,520)	(712,577)
		(822,457)
OIL & GAS DRILLING—0.6%
Ensco PLC	(2,845)	(143,530)
Patterson-UTI Energy, Inc.	(8,980)	(292,119)
		(435,649)
OIL & GAS EXPLORATION & PRODUCTION—1.5%
Bonanza Creek Energy, Inc.*	(2,635)	(128,114)
Concho Resources, Inc.*	(1,680)	(219,156)
EPL Oil & Gas, Inc.*	(5,835)	(228,382)
Jones Energy, Inc.*	(12,350)	(191,055)
Ultra Petroleum Corp.*	(9,315)	(277,587)
		(1,044,294)
PROPERTY & CASUALTY INSURANCE—0.2%
The Allstate Corp.	(2,435)	(138,673)

REGIONAL BANKS—0.2%
Fifth Third Bancorp	(6,685)	(137,778)

RESTAURANTS—0.1%
Texas Roadhouse, Inc.	(2,920)	(72,241)

SEMICONDUCTORS—1.4%
Linear Technology Corp.	(14,745)	(656,153)
Maxim Integrated Products, Inc.	(5,340)	(173,230)
Taiwan Semiconductor Manufacturing Co., Ltd.#	(9,315)	(187,231)
		(1,016,614)
SPECIALTY STORES—0.5%
PetSmart, Inc.	(5,040)	(341,107)

SYSTEMS SOFTWARE—1.4%
Oracle Corp.	(23,660)	(967,221)

	SHARES	VALUE
COMMON STOCKS—(CONT.)
TECHNOLOGY DISTRIBUTORS—0.2%
Avnet, Inc.	(3,045)	$(131,331)
TOTAL (Proceeds $11,758,632)		$(13,185,239)

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
*	Non-income producing security.
#	American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments‡ April 30, 2014 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—94.4%
BRAZIL—9.6%
BREWERS—1.1%
AMBEV SA	25,200	$184,239

CONSTRUCTION & ENGINEERING—0.7%
Mills Estruturas e Servicos de Engenharia SA	9,963	125,660

DIVERSIFIED BANKS—1.8%
Itau Unibanco Holding SA#	18,490	302,496

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES—0.8%
Cielo SA	7,500	132,877

DIVERSIFIED METALS & MINING—0.7%
Vale SA#	8,750	115,675

MULTI-LINE INSURANCE—1.4%
BB Seguridade Participacoes SA	19,400	227,370

OIL & GAS STORAGE & TRANSPORTATION—0.9%
Ultrapar Participacoes SA	5,800	145,631

OTHER DIVERSIFIED FINANCIAL SERVICES—0.7%
BM&F Bovespa SA	21,400	109,424

PAPER PRODUCTS—0.8%
Suzano Papel e Celulose SA	39,500	128,803

TRUCKING—0.7%
Localiza Rent a Car SA	7,900	117,995

TOTAL BRAZIL (Cost $1,626,380)		1,590,170

CAYMAN ISLANDS—4.2%
AGRICULTURAL PRODUCTS—1.0%
China Modern Dairy Holdings Ltd.*	381,000	164,136

COMMUNICATIONS EQUIPMENT—0.4%
TCL Communication Technology Holdings Ltd.	63,000	67,202

HEALTH CARE DISTRIBUTORS—0.8%
Phoenix Healthcare Group Co., Ltd.*	87,413	130,562

INTERNET RETAIL—0.6%
Vipshop Holdings Ltd.#*	700	98,133

INTERNET SOFTWARE & SERVICES—0.4%
Youku Tudou, Inc.#*	3,200	71,328

OIL & GAS EQUIPMENT & SERVICES—1.0%
Anton Oilfield Services Group	249,000	164,759

TOTAL CAYMAN ISLANDS (Cost $721,379)		696,120

CHINA—7.1%
AUTOMOBILE MANUFACTURERS—0.8%
Great Wall Motor Co., Ltd.	30,500	137,886

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.9%
China South Locomotive and Rolling Stock Corp.	201,000	147,517

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CHINA—(CONT.)
DIVERSIFIED METALS & MINING—0.6%
Tiangong International Co., Ltd.(L2)	547,377	$95,183

HOTELS RESORTS & CRUISE LINES—0.4%
Ctrip.com International Ltd.#*	1,500	70,110

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.8%
Huaneng Renewables Corp., Ltd.	414,000	128,158

INTEGRATED OIL & GAS—0.9%
China Petroleum & Chemical Corp.	166,800	146,943

INTERNET SOFTWARE & SERVICES—1.8%
Tencent Holdings Ltd.	4,700	293,047

LIFE & HEALTH INSURANCE—0.9%
Ping An Insurance Group Co., of China Ltd.	21,500	158,762

TOTAL CHINA (Cost $1,124,301)		1,177,606

COLOMBIA—3.2%
AIRLINES—0.9%
Avianca Holdings SA#	9,400	155,758

CONSTRUCTION MATERIALS—1.4%
Cementos Argos SA	41,718	228,347

INTEGRATED OIL & GAS—0.9%
Pacific Rubiales Energy Corp.	9,365	152,426

TOTAL COLOMBIA (Cost $527,102)		536,531

GREECE—0.5%
CONSTRUCTION MATERIALS—0.5%
Titan Cement Co., SA*	2,670	84,080
(Cost $79,872)

HONG KONG—6.3%
APPAREL RETAIL—0.4%
Sitoy Group Holdings Ltd.	118,000	71,077

CASINOS & GAMING—0.6%
Galaxy Entertainment Group Ltd.*	13,000	102,116

COMMERCIAL SERVICES & SUPPLIES—0.9%
China Everbright International Ltd.	125,000	156,231

COMPUTER HARDWARE—0.9%
Lenovo Group Ltd.	128,000	145,287

CONSTRUCTION & ENGINEERING—0.9%
China State Construction International Holdings Ltd.	86,000	143,094

LIFE & HEALTH INSURANCE—0.9%
AIA Group Ltd.	31,600	153,252

REAL ESTATE DEVELOPMENT—0.8%
China Overseas Land & Investment Ltd.	51,000	124,985

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HONG KONG—(CONT.)
SPECIALTY STORES—0.9%
Chow Tai Fook Jewellery Group	106,600	$150,421

TOTAL HONG KONG (Cost $995,432)		1,046,463

INDIA—7.2%
AUTO PARTS & EQUIPMENT—1.0%
Motherson Sumi Systems Ltd.	40,329	170,236

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.0%
Tata Motors Ltd.#	4,500	168,390

DISTILLERS & VINTNERS—0.5%
United Spirits Ltd.	1,719	79,003

DIVERSIFIED BANKS—1.1%
HDFC Bank Ltd.	15,408	185,182

IT CONSULTING & OTHER SERVICES—0.8%
Tata Consultancy Services Ltd.	3,795	137,857

OIL, GAS & CONSUMABLE FUELS—0.6%
Reliance Industries Ltd.	5,845	90,715

PHARMACEUTICALS—0.7%
Aurobindo Pharma Ltd.	12,773	121,769

STEEL—0.5%
Tata Steel Ltd.	12,125	80,673

TOBACCO—1.0%
ITC Ltd.	29,414	165,955

TOTAL INDIA (Cost $1,000,882)		1,199,780

INDONESIA—3.2%
ALTERNATIVE CARRIERS—1.1%
Tower Bersama Infrastructure Tbk PT*	319,900	179,851

DEPARTMENT STORES—1.1%
Matahari Department Store Tbk PT*	143,600	186,308

DIVERSIFIED BANKS—1.0%
Bank Rakyat Indonesia Persero Tbk., PT	189,400	162,182

TOTAL INDONESIA (Cost $467,234)		528,341

LAOS—0.8%
AUTOMOBILE MANUFACTURERS—0.8%
Kolao Holdings	5,349	132,806
(Cost $133,144)

MALAYSIA—3.0%
AIRPORT SERVICES—0.8%
Malaysia Airports Holdings Bhd	57,000	140,818

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MALAYSIA—(CONT.)
DIVERSIFIED BANKS—0.6%
CIMB Group Holdings Berhad	43,600	$100,364

MULTI-LINE INSURANCE—0.8%
Tune Ins Holdings Bhd.*	195,600	130,700

REAL ESTATE DEVELOPMENT—0.8%
UEM Sunrise Bhd.	190,200	134,087

TOTAL MALAYSIA (Cost $506,208)		505,969

MEXICO—7.6%
AGRICULTURAL PRODUCTS—0.5%
Gruma SAB de CV*	9,500	84,008

CONSTRUCTION MATERIALS—0.8%
Cemex SAB de CV#*	10,437	131,924

CONSUMER FINANCE—0.7%
Compartamos SAB de CV	69,900	121,915

DIVERSIFIED BANKS—1.0%
Banregio Grupo Financiero SAB de CV	29,300	169,724

DIVERSIFIED REAL ESTATE ACTIVITIES—1.8%
Corp Inmobiliaria Vesta SAB de CV	142,775	290,267

GAS UTILITIES—1.0%
Infraestructura Energetica Nova SAB de CV	32,300	168,957

INDUSTRIAL CONGLOMERATES—1.1%
Alfa SAB de CV	69,200	182,787

SOFT DRINKS—0.7%
Arca Continental SAB de CV	18,200	115,734

TOTAL MEXICO (Cost $1,131,000)		1,265,316

PERU—1.3%
DIVERSIFIED BANKS—1.3%
Credicorp Ltd.	1,500	223,875
(Cost $195,426)

PHILIPPINES—1.7%
DIVERSIFIED BANKS—1.0%
BDO Unibank, Inc.	82,378	163,093

MARINE PORTS & SERVICES—0.7%
International Container Terminal Services, Inc.	52,480	127,270

TOTAL PHILIPPINES (Cost $249,330)		290,363

POLAND—1.5%
AIR FREIGHT & LOGISTICS—0.6%
Integer.pl SA*	1,040	91,329

	SHARES	VALUE
COMMON STOCKS—(CONT.)
POLAND—(CONT.)
DIVERSIFIED BANKS—0.9%
Powszechna Kasa Oszczednosci Bank Polski SA	11,180	$153,232

TOTAL POLAND (Cost $248,421)		244,561

RUSSIA—0.9%
FOOD RETAIL—0.5%
Magnit OJSC(a)	1,808	85,066

INTERNET SOFTWARE & SERVICES—0.4%
Yandex NV*	2,400	63,600

TOTAL RUSSIA (Cost $161,255)		148,666

SOUTH AFRICA—4.8%
CABLE & SATELLITE—1.0%
Naspers Ltd.	1,799	169,623

DIVERSIFIED METALS & MINING—0.8%
African Rainbow Minerals Ltd.	6,630	124,591

LIFE & HEALTH INSURANCE—0.8%
MMI Holdings Ltd.	49,711	124,738

OTHER DIVERSIFIED FINANCIAL SERVICES—1.0%
FirstRand Ltd.	47,480	174,468

PHARMACEUTICALS—1.2%
Aspen Pharmacare Holdings Ltd.	7,408	197,131

TOTAL SOUTH AFRICA (Cost $730,049)		790,551

SOUTH KOREA—15.3%
AUTO PARTS & EQUIPMENT—0.5%
Mando Corp.	729	87,500

AUTOMOBILE MANUFACTURERS—1.6%
Hyundai Motor Co.	1,193	265,599

BROADCASTING—0.9%
KT Skylife Co., Ltd.	6,480	151,792

BUILDING PRODUCTS—1.3%
LG Hausys Ltd.	1,190	209,641

COMMODITY CHEMICALS—1.0%
LG Chem Ltd.	633	161,145

CONSTRUCTION & ENGINEERING—1.0%
Doosan Heavy Industries and Construction Co., Ltd.	4,790	161,351

DIVERSIFIED BANKS—0.9%
Hana Financial Group, Inc.	4,510	158,686

DIVERSIFIED CHEMICALS—0.5%
OCI Co., Ltd.*	528	92,506

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SOUTH KOREA—(CONT.)
ELECTRONIC COMPONENTS—0.6%
Sapphire Technology Co., Ltd.*	2,473	$99,102

FOOD & STAPLES RETAILING—0.7%
GS Retail Co., Ltd.	4,000	111,122

INDUSTRIAL MACHINERY—0.8%
Hyundai Rotem Co., Ltd.	4,910	133,313

LIFE & HEALTH INSURANCE—0.9%
Samsung Life Insurance Co., Ltd.	1,559	145,020

MOVIES & ENTERTAINMENT—0.7%
CJ CGV Co., Ltd.	2,540	118,136

SEMICONDUCTORS—3.9%
Samsung Electronics Co., Ltd.	506	657,785

TOTAL SOUTH KOREA (Cost $2,501,109)		2,552,698

SWITZERLAND—0.7%
LEISURE PRODUCTS—0.7%
Cie Financiere Richemont SA	11,602	118,204
(Cost $74,766)

TAIWAN—11.2%
COMPUTER STORAGE & PERIPHERALS—0.8%
Simplo Technology Co., Ltd.	26,000	135,320

INDUSTRIAL MACHINERY—1.3%
Hiwin Technologies Corp.	22,000	209,312

OTHER DIVERSIFIED FINANCIAL SERVICES—1.6%
Fubon Financial Holding Co., Ltd.	112,000	144,801
Yuanta Financial Holding Co., Ltd.	228,000	113,753
		258,554
PERSONAL PRODUCTS—1.2%
Ginko International Co., Ltd.	12,000	201,687

SEMICONDUCTORS—5.3%
Advanced Semiconductor Engineering, Inc.	173,000	200,726
ASPEED Technology, Inc.	14,000	121,132
Chipbond Technology Corp.	118,000	201,846
Epistar Corp.	108,815	237,719
Orise Technology Co., Ltd.	66,817	120,497
		881,920
TEXTILES—1.0%
Eclat Textile Co., Ltd.	16,000	175,034

TOTAL TAIWAN (Cost $1,769,880)		1,861,827

	SHARES	VALUE
COMMON STOCKS—(CONT.)
THAILAND—1.4%
AGRICULTURAL PRODUCTS—0.8%
Charoen Pokphand Foods PCL	154,100	$128,575

COMMODITY CHEMICALS—0.6%
PTT Global Chemical PCL	48,100	103,677

TOTAL THAILAND (Cost $242,934)		232,252

TURKEY—0.8%
AIRPORT SERVICES—0.8%
TAV Havalimanlari Holding AS	17,450	139,660
(Cost $127,709)

UNITED ARAB EMIRATES—0.5%
DIVERSIFIED BANKS—0.5%
Abu Dhabi Commercial Bank PJSC	39,088	82,689
(Cost $83,943)

UNITED KINGDOM—0.9%
BREWERS—0.9%
SABMiller PLC.	2,729	148,380
(Cost $131,063)

VIRGIN ISLANDS (BRITISH)—0.7%
IT CONSULTING & OTHER SERVICES—0.7%
Luxoft Holding, Inc.*	4,500	121,455
(Cost $148,396)

TOTAL COMMON STOCKS (Cost $14,977,215)		15,718,363

PREFERRED STOCKS—1.2%
BRAZIL—1.2%
INTEGRATED OIL & GAS—1.2%
Petroleo Brasileiro SA	25,700	191,006
(Cost $212,965)

RIGHTS—0.0%
BRAZIL—0.0%
BREWERS—0.0%
AMBEV SA, 5/29/2014*(L2)	35	4
(Cost $—)

Total Investments
(Cost $15,190,180)(b)	95.6%	15,909,373
Other Assets in Excess of Liabilities	4.4%	740,235
NET ASSETS	100.0%	$16,649,608

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
#	American Depositary Receipts.
*	Non-income producing security.
(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(a)	Global Depositary Receipts.
(b)

At April 30, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $15,204,599, amounted to $704,774 which consisted of aggregate gross unrealized appreciation of $1,605,455 and aggregate gross unrealized depreciation of $900,681.

See Notes to Financial Statements.

THE ALGER FUNDS II

Statement of Assets and Liabilities April 30, 2014 (Unaudited)

	Alger Spectra Fund	Alger Green Fund
ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments	$4,044,847,967	$73,386,621
Cash and cash equivalents (a)	90,914,655	3,176,000
Receivable for investment securities sold	129,651,192	—
Receivable for shares of beneficial interest sold	9,773,439	307,726
Receivable for interfund loans	1,376,000	—
Dividends and interest receivable	2,523,716	31,042
Prepaid expenses	156,311	38,350
Total Assets	4,279,243,280	76,939,739

LIABILITIES:
Securities sold short, at value ‡	189,994,468	—
Payable for investment securities purchased	185,949,682	227,062
Payable for shares of beneficial interest redeemed	5,231,234	87,324
Accrued investment advisory fees	2,629,499	44,391
Accrued transfer agent fees	708,474	19,823
Accrued distribution fees	1,039,446	18,548
Accrued administrative fees	87,374	1,719
Accrued shareholder administrative fees	45,475	819
Dividends payable	24,921	—
Accrued other expenses	323,628	37,269
Total Liabilities	386,034,201	436,955
NET ASSETS	$3,893,209,079	$76,502,784

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	3,048,000,258	58,701,369
Undistributed net investment income (accumulated loss)	(1,809,138)	(7,932)
Undistributed net realized gain	341,345,964	841,722
Net unrealized appreciation on investments	505,671,995	16,967,625
NET ASSETS	$3,893,209,079	$76,502,784

* Identified cost	$3,533,049,385	$56,418,997
‡ Proceeds received on short sales	$183,868,880	$—
(a) Includes restricted cash held as collateral for short sales	$23,475,529	$—

See Notes to Financial Statements.

	Alger Spectra Fund	Alger Green Fund
NET ASSETS BY CLASS:
Class A	$2,042,282,181	$31,617,467
Class C	$542,781,813	$4,850,302
Class I	$889,435,943	$40,035,015
Class Z	$418,709,142	$—

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	117,905,807	3,635,838
Class C	32,547,996	582,811
Class I	50,994,778	4,610,630
Class Z	23,996,017	—

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share	$17.32	$8.70
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$18.28	$9.18
Class C — Net Asset Value Per Share	$16.68	$8.32
Class I — Net Asset Value Per Share	$17.44	$8.68
Class Z — Net Asset Value Per Share	$17.45	$—

See Notes to Financial Statements.

	Alger Analyst Fund	Alger Dynamic Opportunities Fund
ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments	$8,305,670	$55,231,611
Cash and cash equivalents (a)	318,758	26,114,108
Receivable for investment securities sold	370,991	2,598,016
Receivable for shares of beneficial interest sold	14,242	466,043
Dividends and interest receivable	2,873	37,125
Receivable from Investment Manager	9,505	—
Prepaid expenses	32,326	28,386
Total Assets	9,054,365	84,475,289

LIABILITIES:
Securities sold short, at value ‡	—	13,185,239
Payable for investment securities purchased	372,901	75,530
Payable for shares of beneficial interest redeemed	—	501,067
Accrued investment advisory fees	5,346	69,386
Accrued transfer agent fees	1,540	14,050
Accrued distribution fees	1,997	12,294
Accrued administrative fees	196	1,590
Accrued shareholder administrative fees	106	847
Dividends payable	—	2,518
Accrued other expenses	28,017	35,237
Total Liabilities	410,103	13,897,758
NET ASSETS	$8,644,262	$70,577,531

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	7,748,974	66,412,660
Undistributed net investment income (accumulated loss)	(6,568)	389,446
Undistributed net realized gain	333,475	1,507,373
Net unrealized appreciation on investments	568,381	2,268,052
NET ASSETS	$8,644,262	$70,577,531

* Identified cost	$7,737,293	$51,536,936
‡ Proceeds received on short sales	$—	$11,758,632
(a) Includes restricted cash held as collateral for short sales	$—	$11,012,373

See Notes to Financial Statements.

	Alger Analyst Fund	Alger Dynamic Opportunities Fund
NET ASSETS BY CLASS:
Class A	$6,173,475	$47,183,978
Class C	$348,127	$3,345,173
Class I	$2,122,660	$—
Class Z	$—	$20,048,380

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	483,056	3,890,640
Class C	28,503	283,404
Class I	166,245	—
Class Z	—	1,639,161

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share	$12.78	$12.13
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$13.49	$12.80
Class C — Net Asset Value Per Share	$12.21	$11.80
Class I — Net Asset Value Per Share	$12.77	$—
Class Z — Net Asset Value Per Share	$—	$12.23

See Notes to Financial Statements.

Alger Emerging Markets Fund
ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments	$15,909,373
Cash and cash equivalents	781,038
Foreign cash †	42,849
Receivable for investment securities sold	15,983
Receivable for shares of beneficial interest sold	25,721
Dividends and interest receivable	14,232
Receivable from Investment Manager	14,416
Prepaid expenses	40,218
Total Assets	16,843,830

LIABILITIES:
Payable for investment securities purchased	93,194
Payable for shares of beneficial interest redeemed	24,132
Accrued investment advisory fees	14,997
Accrued transfer agent fees	4,949
Accrued distribution fees	3,848
Accrued administrative fees	375
Accrued shareholder administrative fees	172
Accrued other expenses	52,555
Total Liabilities	194,222
NET ASSETS	$16,649,608

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	17,224,960
Undistributed net investment income	124,137
Undistributed net realized gain (accumulated realized loss)	(1,418,815)
Net unrealized appreciation on investments	719,326
NET ASSETS	$16,649,608

* Identified cost	$15,190,180
† Cost of foreign cash	$42,830

See Notes to Financial Statements.

Alger Emerging Markets Fund
NET ASSETS BY CLASS:
Class A	$5,891,113
Class C	$759,142
Class I	$9,900,455
Class Z	$98,898

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	640,824
Class C	84,158
Class I	1,083,862
Class Z	10,823

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share	$9.19
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$9.70
Class C — Net Asset Value Per Share	$9.02
Class I — Net Asset Value Per Share	$9.13
Class Z — Net Asset Value Per Share	$9.14

See Notes to Financial Statements.

THE ALGER FUNDS II

Statement of Operations for the six months ended April 30, 2014 (Unaudited)

	Alger Spectra Fund	Alger Green Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$22,184,114	$473,840
Interest	64,864	1,858
Total Income	22,248,978	475,698

EXPENSES:
Advisory fees — Note 3(a)	15,450,186	263,976
Distribution fees — Note 3(c)
Class A	2,482,406	38,974
Class C	2,545,552	22,275
Class I	1,029,847	48,406
Shareholder administrative fees — Note 3(f)	267,266	4,876
Administration fees — Note 3(b)	511,985	10,224
Dividends on securities sold short	1,551,268	—
Custodian fees	139,729	17,014
Interest expenses	4,943	—
Borrowing fees on short sales	3,573,193	—
Transfer agent fees and expenses — Note 3(f)	1,081,739	28,272
Printing fees	290,330	5,902
Professional fees	109,995	15,115
Registration fees	182,057	25,304
Trustee fees — Note 3(g)	16,530	12,213
Fund accounting fees	253,161	6,038
Miscellaneous	75,149	3,679
Total Expenses	29,565,336	502,268
NET INVESTMENT LOSS	(7,316,358)	(26,570)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	398,350,208	885,907
Net realized (loss) on foreign currency transactions	(6,713)	—
Net realized (loss) on short sales	(27,133,970)	—
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(175,145,288)	1,082,954
Net change in unrealized appreciation on short sales	141,912	—
Net realized and unrealized gain on investments, options, and foreign currency	196,206,149	1,968,861
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$188,889,791	$1,942,291

* Foreign withholding taxes	$25,927	$—

See Notes to Financial Statements.

	Alger Analyst Fund	Alger Dynamic Opportunities Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$33,076	$299,851
Interest	57	4,761
Total Income	33,133	304,612

EXPENSES:
Advisory fees — Note 3(a)	28,616	385,560
Distribution fees — Note 3(c)
Class A	6,616	51,948
Class C	1,651	10,909
Class I	2,510	—
Shareholder administrative fees — Note 3(f)	565	4,635
Administration fees — Note 3(b)	1,050	8,836
Dividends on securities sold short	—	73,781
Custodian fees	15,908	28,898
Borrowing fees on short sales	—	102,371
Transfer agent fees and expenses — Note 3(f)	1,925	23,228
Printing fees	297	5,341
Professional fees	13,532	16,483
Registration fees	23,108	30,614
Trustee fees — Note 3(g)	12,104	12,196
Fund accounting fees	1,060	5,366
Miscellaneous	1,753	3,358
Total Expenses	110,695	763,524
Less, expense reimbursements/waivers — Note 3(a)	(60,020)	—
Net Expenses	50,675	763,524
NET INVESTMENT LOSS	(17,542)	(458,912)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	344,425	3,268,142
Net realized gain (loss) on foreign currency transactions	(214)	1,010
Net realized (loss) on short sales	—	(772,109)
Net change in unrealized (depreciation) on investments, options and foreign currency	(280,526)	(1,949,398)
Net change in unrealized (depreciation) on short sales	—	(286,419)
Net realized and unrealized gain on investments, options, and foreign currency	63,685	261,226
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$46,143	$(197,686)

* Foreign withholding taxes	$32	$354

See Notes to Financial Statements.

Alger Emerging Markets Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$95,969
Interest	74
Total Income	96,043

EXPENSES:
Advisory fees — Note 3(a)	87,397
Distribution fees — Note 3(c)
Class A	6,804
Class C	2,903
Class I	12,293
Shareholder administrative fees — Note 3(f)	991
Administration fees — Note 3(b)	2,186
Custodian fees	48,782
Interest expenses	26
Transfer agent fees and expenses — Note 3(f)	7,812
Printing fees	3,731
Professional fees	15,987
Registration fees	27,251
Trustee fees — Note 3(g)	12,118
Fund accounting fees	1,615
Accrued taxes	16,545
Miscellaneous	2,003
Total Expenses	248,444
Less, expense reimbursements/waivers — Note 3(a)	(110,037)
Net Expenses	138,407
NET INVESTMENT LOSS	(42,364)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized (loss) on investments and purchased options	(172,467)
Net realized (loss) on foreign currency transactions	(3,191)
Net change in unrealized (depreciation) on investments, options and foreign currency	(460,848)
Net realized and unrealized (loss) on investments, options, and foreign currency	(636,506)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(678,870)

* Foreign withholding taxes	$13,257

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Changes in Net Assets (Unaudited)

	Alger Spectra Fund
	For the Six Months Ended April 30, 2014	For the Year Ended October 31, 2013
Net investment income (loss)	$(7,316,358)	$7,492,572
Net realized gain on investments, options and foreign currency	371,209,525	220,148,607
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(175,003,376)	470,836,541
Net increase in net assets resulting from operations	188,889,791	698,477,720

Dividends and distributions to shareholders from:

Net investment income:
Class A	—	(7,356,349)
Class C	—	(316,210)
Class I	—	(2,816,255)
Class Z	—	(2,068,209)
Net realized gains:
Class A	(109,164,264)	(27,530,579)
Class C	(28,224,522)	(6,079,934)
Class I	(42,881,976)	(9,915,565)
Class Z	(22,142,007)	(5,176,165)
Total dividends and distributions to shareholders	(202,412,769)	(61,259,266)

Increase (decrease) from shares of beneficial interest transactions:
Class A	181,122,774	356,042,498
Class C	88,608,830	134,065,596
Class I	156,491,015	170,499,124
Class Z	51,673,254	82,926,424
Net increase from shares of beneficial interest transactions — Note 6(a)	477,895,873	743,533,642

Redemption Fees:
Class A	23,438	64,454
Class C	888	2,464
Total Redemption Fees — Note 6(b)	24,326	66,918
Total increase	464,397,221	1,380,819,014

Net Assets:

Beginning of period	3,428,811,858	2,047,992,844
END OF PERIOD	$3,893,209,079	$3,428,811,858
Undistributed net investment income (accumulated loss)	$(1,809,138)	$1,233,247

See Notes to Financial Statements.

	Alger Green Fund
	For the Six Months Ended April 30, 2014	For the Year Ended October 31, 2013
Net investment income (loss)	$(26,570)	$61,022
Net realized gain on investments, options and foreign currency	885,907	7,894,495
Net change in unrealized appreciation on investments, options and foreign currency	1,082,954	7,240,706
Net increase in net assets resulting from operations	1,942,291	15,196,223

Dividends and distributions to shareholders from:

Net investment income:
Class A	—	(39,971)
Class I	(9,327)	(29,115)
Net realized gains:
Class A	(1,150,902)	—
Class C	(163,867)	—
Class I	(1,380,791)	—
Total dividends and distributions to shareholders	(2,704,887)	(69,086)

Increase (decrease) from shares of beneficial interest transactions:
Class A	1,327,391	(3,149,115)
Class C	823,611	769,098
Class I	5,322,979	8,599,485
Net increase from shares of beneficial interest transactions — Note 6(a)	7,473,981	6,219,468

Redemption Fees:
Class A	965	—
Class C	2	—
Total Redemption Fees — Note 6(b)	967	—
Total increase	6,712,352	21,346,605

Net Assets:

Beginning of period	69,790,432	48,443,827
END OF PERIOD	$76,502,784	$69,790,432
Undistributed net investment income (accumulated loss)	$(7,932)	$25,391

See Notes to Financial Statements.

	Alger Analyst Fund
	For the Six Months Ended April 30, 2014	For the Year Ended October 31, 2013
Net investment loss	$(17,542)	$(5,027)
Net realized gain on investments, options and foreign currency	344,211	707,101
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(280,526)	706,261
Net increase in net assets resulting from operations	46,143	1,408,335

Dividends and distributions to shareholders from:

Net realized gains:
Class A	(477,810)	(145,387)
Class C	(32,608)	(10,840)
Class I	(182,876)	(67,804)
Total dividends and distributions to shareholders	(693,294)	(224,031)

Increase (decrease) from shares of beneficial interest transactions:
Class A	1,868,931	1,485,388
Class C	95,504	42,219
Class I	463,962	262,158
Net increase from shares of beneficial interest transactions — Note 6(a)	2,428,397	1,789,765

Redemption Fees:
Class C	—	68
Total Redemption Fees — Note 6(b)	—	68
Total increase	1,781,246	2,974,137

Net Assets:

Beginning of period	6,863,016	3,888,879
END OF PERIOD	$8,644,262	$6,863,016
Undistributed net investment income (accumulated loss)	$(6,568)	$2,878

See Notes to Financial Statements.

	Alger Dynamic Opportunities Fund
	For the Six Months Ended April 30, 2014	For the Year Ended October 31, 2013
Net investment loss	$(458,912)	$(620,747)
Net realized gain on investments, options and foreign currency	2,497,043	4,720,391
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(2,235,817)	3,263,271
Net increase (decrease) in net assets resulting from operations	(197,686)	7,362,915

Dividends and distributions to shareholders from:

Net realized gains:
Class A	(2,433,734)	—
Class C	(107,762)	—
Class Z	(1,265,283)	—
Total dividends and distributions to shareholders	(3,806,779)	—

Increase (decrease) from shares of beneficial interest transactions:
Class A	13,124,835	10,548,682
Class C	2,093,673	656,198
Class Z	739,605	532,501
Net increase from shares of beneficial interest transactions — Note 6(a)	15,958,113	11,737,381

Redemption Fees:
Class A	1,105	1,809
Class C	155	—
Total Redemption Fees — Note 6(b)	1,260	1,809
Total increase	11,954,908	19,102,105

Net Assets:

Beginning of period	58,622,623	39,520,518
END OF PERIOD	$70,577,531	$58,622,623
Undistributed net investment income	$389,446	$19,701

See Notes to Financial Statements.

	Alger Emerging Markets Fund
	For the Six Months Ended April 30, 2014	For the Year Ended October 31, 2013
Net investment income (loss)	$(42,364)	$10,200
Net realized gain (loss) on investments, options and foreign currency	(175,658)	784,697
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(460,848)	836,383
Net increase (decrease) in net assets resulting from operations	(678,870)	1,631,280

Dividends and distributions to shareholders from:
Net investment income:
Class A	—	(21,705)
Class C	—	(1,122)
Class I	—	(170,271)
Total dividends and distributions to shareholders	—	(193,098)

Increase (decrease) from shares of beneficial interest transactions:
Class A	873,639	3,758,119
Class C	300,112	293,590
Class I	92,500	433,497
Class Z	100,000	—
Net increase from shares of beneficial interest transactions — Note 6(a)	1,366,251	4,485,206

Redemption Fees:
Class A	625	—
Class C	4	—
Total Redemption Fees — Note 6(b)	629	—
Total increase	688,010	5,923,388

Net Assets:

Beginning of period	15,961,598	10,038,210
END OF PERIOD	$16,649,608	$15,961,598
Undistributed net investment income (accumulated loss)	$124,137	$(1,504)

See Notes to Financial Statements.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Spectra Fund

	Class A
	Six months ended 4/30/2014(i)		Year ended 10/31/2013		Year ended 10/31/2012		Year ended 10/31/2011		Year ended 10/31/2010		Year ended 10/31/2009
Net asset value, beginning of period	$17.37		$13.82		$12.35		$11.33		$9.28		$7.07
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.03)		0.05		0.02		(0.05)		(0.06)		(0.02)
Net realized and unrealized gain on investments	0.98		3.91		1.66		1.07		2.11		2.23
Total from investment operations	0.95		3.96		1.68		1.02		2.05		2.21
Dividends from net investment income	—		(0.09)		—		—		—		—
Distributions from net realized gains	(1.00)		(0.32)		(0.21)		—		—		—
Net asset value, end of period	$17.32		$17.37		$13.82		$12.35		$11.33		$9.28
Total return(iii)	5.53%		29.29%		14.00%		9.00%		22.00%		31.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,042,282		$1,866,317		$1,158,220		$836,857		$488,872		$280,139
Ratio of gross expenses to average net assets	1.52	%(iv)	1.52	%(v)	1.49	%(vi)	1.58	%(vii)	1.74	%(viii)	1.90	%(ix)
Ratio of expense reimbursements to average net assets	—		—		—		—		—		—
Ratio of net expenses to average net assets	1.52%		1.52%		1.49%		1.58%		1.74%		1.90%
Ratio of net investment income (loss) to average net assets	(0.33)%		0.35%		0.16%		(0.38)%		(0.57)%		(0.29)%
Portfolio turnover rate	72.29%		113.69%		139.90%		163.11%		252.68%		362.48%

See Notes to Financial Statements.

(i)  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

(iv) Includes 0.27% related to dividend expense on short positions and interest expense for the period ended 4/30/14

(v) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13

(vi) Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/12

(vii) Includes 0.18% related to dividend expense on short positions and interest expense for the period ended 10/31/11

(viii) Includes 0.32% related to dividend expense on short positions and interest expense for the period ended 10/31/10

(ix) Includes 0.29% related to dividend expense on short positions and interest expense for the period ended 10/31/09

	Class C
	Six months ended 4/30/2014(i)		Year ended 10/31/2013		Year ended 10/31/2012		Year ended 10/31/2011		Year ended 10/31/2010		Year ended 10/31/2009
Net asset value, beginning of period	$16.81		$13.43		$12.09		$11.18		$9.23		$7.07
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.09)		(0.07)		(0.07)		(0.13)		(0.14)		(0.12)
Net realized and unrealized gain on investments	0.96		3.79		1.62		1.04		2.09		2.28
Total from investment operations	0.87		3.72		1.55		0.91		1.95		2.16
Dividends from net investment income	—		(0.02)		—		—		—		—
Distributions from net realized gains	(1.00)		(0.32)		(0.21)		—		—		—
Net asset value, end of period	$16.68		$16.81		$13.43		$12.09		$11.18		$9.23
Total return(iii)	5.16%		28.38%		13.12%		8.20%		21.00%		30.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$542,782		$458,750		$242,972		$134,399		$47,351		$4,685
Ratio of gross expenses to average net assets	2.28	%(iv)	2.28	%(v)	2.24	%(vi)	2.32	%(vii)	2.52	%(viii)	2.48	%(ix)
Ratio of expense reimbursements to average net assets	—		—		—		—		—		—
Ratio of net expenses to average net assets	2.28%		2.28%		2.24%		2.32%		2.52%		2.48%
Ratio of net investment income (loss) to average net assets	(1.08)%		(0.46)%		(0.57)%		(1.11)%		(1.38)%		(1.35)%
Portfolio turnover rate	72.29%		113.69%		139.90%		163.11%		252.68%		362.48%

See Notes to Financial Statements.

(i)  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

(iv) Includes 0.28% related to dividend expense on short positions and interest expense for the period ended 4/30/14

(v) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13

(vi) Includes 0.13% related to dividend expense on short positions and interest expense for the period ended 10/31/12

(vii) Includes 0.17% related to dividend expense on short positions and interest expense for the period ended 10/31/11

(viii) Includes 0.31% related to dividend expense on short positions and interest expense for the period ended 10/31/10

(ix) Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 10/31/09

	Class I
	Six months ended 4/30/2014(i)		Year ended 10/31/2013		Year ended 10/31/2012		Year ended 10/31/2011		Year ended 10/31/2010		Year ended 10/31/2009
Net asset value, beginning of period	$17.48		$13.92		$12.42		$11.39		$9.32		$7.08
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.03)		0.06		0.03		(0.04)		(0.05)		(0.07)
Net realized and unrealized gain on investments	0.99		3.91		1.68		1.07		2.12		2.31
Total from investment operations	0.96		3.97		1.71		1.03		2.07		2.24
Dividends from net investment income	—		(0.09)		—		—		—		—
Distributions from net realized gains	(1.00)		(0.32)		(0.21)		—		—		—
Net asset value, end of period	$17.44		$17.48		$13.92		$12.42		$11.39		$9.32
Total return(iii)	5.55%		29.30%		14.07%		9.10%		22.10%		31.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$889,436		$736,036		$431,557		$266,366		$116,343		$63,719
Ratio of gross expenses to average net assets	1.50	%(iv)	1.50	%(v)	1.43	%(vi)	1.50	%(vii)	1.64	%(viii)	1.50	%(ix)
Ratio of expense reimbursements to average net assets	—		—		—		—		(0.01)%		(0.05)%
Ratio of net expenses to average net assets	1.50%		1.50%		1.43%		1.50%		1.63%		1.45%
Ratio of net investment income (loss) to average net assets	(0.31)%		0.36%		0.25%		(0.29)%		(0.46)%		(0.77)%
Portfolio turnover rate	72.29%		113.69%		139.90%		163.11%		252.68%		362.48%

See Notes to Financial Statements.

(i)  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

(iv) Includes 0.28% related to dividend expense on short positions and interest expense for the period ended 4/30/14

(v) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13

(vi) Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/12

(vii) Includes 0.18% related to dividend expense on short positions and interest expense for the period ended 10/31/11

(viii) Includes 0.32% related to dividend expense on short positions and interest expense for the period ended 10/31/10

(ix) Includes 0.20% related to dividend expense on short positions and interest expense for the period ended 10/31/09

	Class Z
	Six months ended 4/30/2014(i)		Year ended 10/31/2013		Year ended 10/31/2012		From 12/29/2010 (commencement of operations) to 10/31/2011(ii)
Net asset value, beginning of period	$17.46		$13.90		$12.38		$12.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	—		0.10		0.08		—
Net realized and unrealized gain on investments	0.99		3.91		1.65		0.18
Total from investment operations	0.99		4.01		1.73		0.18
Dividends from net investment income	—		(0.13)		—		—
Distributions from net realized gains	(1.00)		(0.32)		(0.21)		—
Net asset value, end of period	$17.45		$17.46		$13.90		$12.38
Total return(iv)	5.74%		29.68%		14.28%		1.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$418,709		$367,709		$215,244		$3,373
Ratio of gross expenses to average net assets	1.22	%(v)	1.20	%(vi)	1.20	%(vii)	2.65	%(viii)
Ratio of expense reimbursements to average net assets	—		—		—		(1.41)%
Ratio of net expenses to average net assets	1.22%		1.20%		1.20%		(1.24)%
Ratio of net investment income (loss) to average net assets	(0.02)%		0.65%		0.60%		(0.01)%
Portfolio turnover rate	72.29%		113.69%		139.90%		163.11%

See Notes to Financial Statements.

(i)  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

(v) Includes 0.28% related to dividend expense on short positions and interest expense for the period ended 4/30/14

(vi) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13

(vii) Includes 0.17% related to dividend expense on short positions and interest expense for the period ended 10/31/12

(viii) Includes 0.14% related to dividend expense on short positions and interest expense for the period ended 10/31/11

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Green Fund

	Class A
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$8.78	$6.68	$6.01	$6.03	$5.24	$4.52
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	—	0.01	0.01	(0.01)	(0.01)	—
Net realized and unrealized gain (loss) on investments	0.25	2.10	0.66	(0.01)	0.80	0.72
Total from investment operations	0.25	2.11	0.67	(0.02)	0.79	0.72
Dividends from net investment income	—	(0.01)	—	—	—	—
Distributions from net realized gains	(0.33)	—	—	—	—	—
Net asset value, end of period	$8.70	$8.78	$6.68	$6.01	$6.03	$5.24
Total return(iii)	2.79%	31.63%	11.15%	(0.30)%	15.10%	15.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$31,618	$30,586	$26,243	$27,018	$37,545	$27,335
Ratio of gross expenses to average net assets	1.31%	1.41%	1.49%	1.46%	1.44%	1.87%
Ratio of expense reimbursements to average net assets	—	(0.06)%	(0.17)%	(0.21)%	(0.19)%	(0.62)%
Ratio of net expenses to average net assets	1.31%	1.35%	1.32%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(0.02)%	0.18%	0.12%	(0.14)%	(0.21)%	(0.10)%
Portfolio turnover rate	8.01%	43.35%	21.25%	28.25%	29.44%	79.75%

See Notes to Financial Statements.

(i)  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

	Class C
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$8.45	$6.47	$5.88	$5.94	$5.20	$4.51
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.03)	(0.05)	(0.05)	(0.05)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	0.23	2.03	0.64	(0.01)	0.79	0.74
Total from investment operations	0.20	1.98	0.59	(0.06)	0.74	0.69
Distributions from net realized gains	(0.33)	—	—	—	—	—
Net asset value, end of period	$8.32	$8.45	$6.47	$5.88	$5.94	$5.20
Total return(iii)	2.42%	30.45%	10.03%	(1.00)%	14.20%	15.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,850	$4,096	$2,484	$2,517	$2,436	$1,041
Ratio of gross expenses to average net assets	2.10%	2.16%	2.31%	2.25%	2.26%	2.49%
Ratio of expense reimbursements to average net assets	—	—	(0.10)%	(0.25)%	(0.26)%	(0.49)%
Ratio of net expenses to average net assets	2.10%	2.16%	2.21%	2.00%	2.00%	2.00%
Ratio of net investment income (loss) to average net assets	(0.82)%	(0.69)%	(0.77)%	(0.90)%	(0.97)%	(1.05)%
Portfolio turnover rate	8.01%	43.35%	21.25%	28.25%	29.44%	79.75%

See Notes to Financial Statements.

(i)  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

	Class I
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$8.77	$6.67	$6.01	$6.02	$5.24	$4.52
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	—	0.01	0.01	(0.01)	(0.01)	(0.01)
Net realized and unrealized gain on investments	0.24	2.10	0.65	—	0.79	0.73
Total from investment operations	0.24	2.11	0.66	(0.01)	0.78	0.72
Dividends from net investment income	—	(0.01)	—	—	—	—
Distributions from net realized gains	(0.33)	—	—	—	—	—
Net asset value, end of period	$8.68	$8.77	$6.67	$6.01	$6.02	$5.24
Total return(iii)	2.70%	31.68%	11.00%	(0.20)%	14.90%	15.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$40,035	$35,108	$19,717	$19,604	$13,461	$6,612
Ratio of gross expenses to average net assets	1.30%	1.35%	1.52%	1.63%	1.47%	1.63%
Ratio of expense reimbursements to average net assets	—	—	(0.20)%	(0.38)%	(0.22)%	(0.38)%
Ratio of net expenses to average net assets	1.30%	1.35%	1.32%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(0.02)%	0.14%	0.10%	(0.16)%	(0.22)%	(0.28)%
Portfolio turnover rate	8.01%	43.35%	21.25%	28.25%	29.44%	79.75%

See Notes to Financial Statements.

(i)  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Analyst Fund

	Class A
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$13.86	$10.83	$9.85	$9.54	$8.02	$6.57
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.03)	(0.01)	(0.03)	(0.05)	(0.05)	(0.04)
Net realized and unrealized gain on investments	0.34	3.66	1.01	0.36	1.57	1.49
Total from investment operations	0.31	3.65	0.98	0.31	1.52	1.45
Distributions from net realized gains	(1.39)	(0.62)	—	—	—	—
Net asset value, end of period	$12.78	$13.86	$10.83	$9.85	$9.54	$8.02
Total return(iii)	2.08%	35.40%	10.00%	3.20%	19.00%	22.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$6,173	$4,766	$2,524	$2,306	$2,236	$1,722
Ratio of gross expenses to average net assets	2.84%	4.07%	4.85%	5.31%	5.68%	7.62%
Ratio of expense reimbursements to average net assets	(1.54)%	(2.77)%	(3.58)%	(4.11)%	(4.48)%	(6.42)%
Ratio of net expenses to average net assets	1.30%	1.30%	1.27%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	(0.44)%	(0.07)%	(0.30)%	(0.50)%	(0.60)%	(0.53)%
Portfolio turnover rate	72.80%	158.26%	158.39%	141.68%	73.54%	144.99%

See Notes to Financial Statements.

(i)  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

	Class C
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$13.35	$10.51	$9.62	$9.39	$7.95	$6.56
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.07)	(0.09)	(0.10)	(0.12)	(0.12)	(0.09)
Net realized and unrealized gain on investments	0.32	3.55	0.99	0.35	1.56	1.48
Total from investment operations	0.25	3.46	0.89	0.23	1.44	1.39
Distributions from net realized gains	(1.39)	(0.62)	—	—	—	—
Net asset value, end of period	$12.21	$13.35	$10.51	$9.62	$9.39	$7.95
Total return(iii)	1.69%	34.63%	9.25%	2.40%	18.10%	21.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$348	$282	$184	$165	$166	$126
Ratio of gross expenses to average net assets	3.86%	5.49%	6.00%	6.45%	6.54%	8.49%
Ratio of expense reimbursements to average net assets	(1.91)%	(3.54)%	(4.05)%	(4.50)%	(4.59)%	(6.54)%
Ratio of net expenses to average net assets	1.95%	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment income (loss) to average net assets	(1.08)%	(0.73)%	(0.99)%	(1.25)%	(1.35)%	(1.29)%
Portfolio turnover rate	72.80%	158.26%	158.39%	141.68%	73.54%	144.99%

See Notes to Financial Statements.

(i)  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

	Class I
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009
Net asset value, beginning of period	$13.85	$10.82	$9.84	$9.53	$8.01	$6.56
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.03)	(0.01)	(0.03)	(0.05)	(0.05)	(0.04)
Net realized and unrealized gain on investments	0.34	3.66	1.01	0.36	1.57	1.49
Total from investment operations	0.31	3.65	0.98	0.31	1.52	1.45
Distributions from net realized gains	(1.39)	(0.62)	—	—	—	—
Net asset value, end of period	$12.77	$13.85	$10.82	$9.84	$9.53	$8.01
Total return(iii)	2.09%	35.44%	10.00%	3.30%	19.00%	22.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,123	$1,815	$1,180	$776	$183	$155
Ratio of gross expenses to average net assets	2.89%	4.07%	5.95%	6.91%	14.02%	7.75%
Ratio of expense reimbursements to average net assets	(1.59)%	(2.77)%	(4.68)%	(5.71)%	(12.82)%	(6.55)%
Ratio of net expenses to average net assets	1.30%	1.30%	1.27%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	(0.41)%	(0.08)%	(0.33)%	(0.50)%	(0.60)%	(0.56)%
Portfolio turnover rate	72.80%	158.26%	158.39%	141.68%	73.54%	144.99%

See Notes to Financial Statements.

(i)  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Dynamic Opportunities Fund

	Class A
	Six months ended 4/30/2014(i)		Year ended 10/31/2013		Year ended 10/31/2012		Year ended 10/31/2011		From 11/2/2009 (commencement of operations) to 10/31/2010(ii)
Net asset value, beginning of period	$12.90		$11.12		$10.64		$10.55		$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.09)		(0.16)		(0.14)		(0.21)		(0.20)
Net realized and unrealized gain on investments	0.12		1.94		0.77		0.30		0.75
Total from investment operations	0.03		1.78		0.63		0.09		0.55
Distributions from net realized gains	(0.80)		—		(0.15)		—		—
Net asset value, end of period	$12.13		$12.90		$11.12		$10.64		$10.55
Total return(iv)	0.13%		16.01%		6.07%		0.90%		5.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$47,184		$36,712		$21,741		$11,514		$14,527
Ratio of gross expenses to average net assets	2.44	%(v)	2.61	%(vi)	2.98	%(vii)	3.09	%(viii)	3.30	%(ix)
Ratio of expense reimbursements to average net assets	—		(0.03)%		(0.36)%		(0.62)%		(0.78)%
Ratio of net expenses to average net assets	2.44%		2.58%		2.62%		2.47%		2.52%
Ratio of net investment income (loss) to average net assets	(1.50)%		(1.37)%		(1.26)%		(1.87)%		(2.00)%
Portfolio turnover rate	80.81%		201.50%		257.74%		430.05%		438.65%

See Notes to Financial Statements.

(i)  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

(v) Includes 0.55% related to dividend expense on short positions and interest expense for the period ended 4/30/14

(vi) Includes 0.59% related to dividend expense on short positions and interest expense for the period ended 10/31/13

(vii) Includes 0.61% related to dividend expense on short positions and interest expense for the period ended 10/31/12

(viii) Includes 0.47% related to dividend expense on short positions and interest expense for the period ended 10/31/11

(ix) Includes 0.45% related to dividend expense on short positions and interest expense for the period ended 10/31/10

	Class C
	Six months ended 4/30/2014(i)		Year ended 10/31/2013		Year ended 10/31/2012		From 12/29/2010 (commencement of operations) to 10/31/2011(ii)
Net asset value, beginning of period	$12.62		$10.95		$10.57		$10.96
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.14)		(0.25)		(0.22)		(0.23)
Net realized and unrealized gain (loss) on investments	0.12		1.92		0.75		(0.16)
Total from investment operations	(0.02)		1.67		0.53		(0.39)
Distributions from net realized gains	(0.80)		—		(0.15)		—
Net asset value, end of period	$11.80		$12.62		$10.95		$10.57
Total return(iv)	(0.20)%		15.15%		5.25%		(3.60)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,345		$1,407		$622		$539
Ratio of gross expenses to average net assets	3.20	%(v)	3.36	%(vi)	4.00	%(vii)	4.12	%(viii)
Ratio of expense reimbursements to average net assets	—		(0.03)%		(0.62)%		(0.96)%
Ratio of net expenses to average net assets	3.20%		3.33%		3.38%		3.16%
Ratio of net investment income (loss) to average net assets	(2.26)%		(2.13)%		(2.05)%		2.56%
Portfolio turnover rate	80.81%		201.50%		257.74%		430.05%

See Notes to Financial Statements.

 (i)  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

(v) Includes 0.56% related to dividend expense on short positions and interest expense for the period ended 4/30/14

(vi) Includes 0.59% related to dividend expense on short positions and interest expense for the period ended 10/31/13

(vii) Includes 0.62% related to dividend expense on short positions and interest expense for the period ended 10/31/12

(viii) Includes 0.41% related to dividend expense on short positions and interest expense for the period ended 10/31/11

	Class Z
	Six months ended 4/30/2014(i)		Year ended 10/31/2013		Year ended 10/31/2012		From 12/29/2010 (commencement of operations) to 10/31/2011(ii)
Net asset value, beginning of period	$12.98		$11.16		$10.66		$10.96
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.07)		(0.13)		(0.10)		(0.15)
Net realized and unrealized gain (loss) on investments	0.12		1.95		0.75		(0.15)
Total from investment operations	0.05		1.82		0.65		(0.30)
Distributions from net realized gains	(0.80)		—		(0.15)		—
Net asset value, end of period	$12.23		$12.98		$11.16		$10.66
Total return(iv)	0.21%		16.29%		6.34%		(2.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$20,049		$20,504		$17,158		$11,368
Ratio of gross expenses to average net assets	2.15	%(v)	2.34	%(vi)	2.73	%(vii)	11.84	%(viii)
Ratio of expense reimbursements to average net assets	—		—		(0.35)%		(9.30)%
Ratio of net expenses to average net assets	2.15%		2.34%		2.38%		2.54%
Ratio of net investment income (loss) to average net assets	(1.19)%		(1.08)%		(0.90)%		(1.92)%
Portfolio turnover rate	80.81%		201.50%		257.74%		430.05%

See Notes to Financial Statements.

(i)  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

(v) Includes 0.54% related to dividend expense on short positions and interest expense for the period ended 4/30/14

(vi) Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/13

(vii) Includes 0.62% related to dividend expense on short positions and interest expense for the period ended 10/31/12

(viii) Includes 0.79% related to dividend expense on short positions and interest expense for the period ended 10/31/11

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Emerging Markets Fund

	Class A
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	From 12/29/2010 (commencement of operations) to 10/31/2011(ii)
Net asset value, beginning of period	$9.57	$8.52	$8.32	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(iii)	(0.02)	0.02	0.03	0.04
Net realized and unrealized gain (loss) on investments	(0.36)	1.19	0.17	(1.72)
Total from investment operations	(0.38)	1.21	0.20	(1.68)
Dividends from net investment income	—	(0.16)	—	—
Net asset value, end of period	$9.19	$9.57	$8.52	$8.32
Total return(iv)	(3.97)%	14.31%	2.40%	(16.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$5,891	$5,260	$1,176	$764
Ratio of gross expenses to average net assets	3.12%	3.49%	4.43%	4.60%
Ratio of expense reimbursements to average net assets	(1.42)%	(1.79)%	(2.73)%	(2.90)%
Ratio of net expenses to average net assets	1.70%	1.70%	1.70%	1.70%
Ratio of net investment income (loss) to average net assets	(0.51)%	0.19%	0.31%	0.51%
Portfolio turnover rate	46.23%	103.59%	150.09%	121.91%

See Notes to Financial Statements.

(i)  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

	Class C
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	From 12/29/2010 (commencement of operations) to 10/31/2011(ii)
Net asset value, beginning of period	$9.42	$8.37	$8.23	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.05)	(0.06)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.35)	1.17	0.19	(1.74)
Total from investment operations	(0.40)	1.11	0.14	(1.77)
Dividends from net investment income	—	(0.06)	—	—
Net asset value, end of period	$9.02	$9.42	$8.37	$8.23
Total return(iv)	(4.25)%	13.34%	1.70%	(17.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$759	$484	$151	$142
Ratio of gross expenses to average net assets	4.24%	4.75%	5.61%	5.99%
Ratio of expense reimbursements to average net assets	(1.79)%	(2.30)%	(3.16)%	(3.54)%
Ratio of net expenses to average net assets	2.45%	2.45%	2.45%	2.45%
Ratio of net investment income (loss) to average net assets	(1.19)%	(0.73)%	(0.57)%	(0.39)%
Portfolio turnover rate	46.23%	103.59%	150.09%	121.91%

See Notes to Financial Statements.

(i)  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

	Class I
	Six months ended 4/30/2014(i)	Year ended 10/31/2013	Year ended 10/31/2012	From 12/29/2010 (commencement of operations) to 10/31/2011(ii)
Net asset value, beginning of period	$9.51	$8.48	$8.28	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(iii)	(0.02)	0.01	0.01	—
Net realized and unrealized gain (loss) on investments	(0.36)	1.19	0.19	(1.72)
Total from investment operations	(0.38)	1.20	0.20	(1.72)
Dividends from net investment income	—	(0.17)	—	—
Net asset value, end of period	$9.13	$9.51	$8.48	$8.28
Total return(iv)	(4.00)%	14.26%	2.42%	(17.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$9,901	$10,218	$8,712	$8,490
Ratio of gross expenses to average net assets	3.01%	3.45%	4.28%	4.16%
Ratio of expense reimbursements to average net assets	(1.31)%	1.75%	(2.58)%	(2.46)%
Ratio of net expenses to average net assets	1.70%	1.70%	1.70%	1.70%
Ratio of net investment income (loss) to average net assets	(0.51)%	0.06%	0.15%	0.05%
Portfolio turnover rate	46.23%	103.59%	150.09%	121.91%

See Notes to Financial Statements.

(i)  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

Class Z
From 2/28/2014 (commencement of operations) to 4/30/2014(i)
Net asset value, beginning of period	$9.24
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.01
Net realized and unrealized loss on investments	(0.11)
Total from investment operations	(0.10)
Net asset value, end of period	$9.14
Total return(iii)	(1.08)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$99
Ratio of gross expenses to average net assets	14.84%
Ratio of expense reimbursements to average net assets	(13.59)%
Ratio of net expenses to average net assets	1.25%
Ratio of net investment income (loss) to average net assets	0.40%
Portfolio turnover rate	46.23%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the six months then ended.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger Funds II (the “Trust”) is a diversified open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts.  The Trust qualifies as an investment company as defined in Accounting Standards Codification 946 Financial Services — Investment Companies. The Trust operates as a series company currently issuing an unlimited number of shares of beneficial interest in five funds—Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers one or more of the following share classes: Class A shares, Class C shares, Class I shares and Class Z shares. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I shares and Class Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the costs of its plan of distribution, if it maintains one, and transfer agency and sub-transfer agency services.

Alger Emerging Markets Fund started offering Class Z shares on February 28, 2014.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board of Trustees. Investments are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).

Equity securities and option contracts for which valuation information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market.  Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.  Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the foreign closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value.  The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market.  Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.  Inputs for Level 3 include unobservable market information which can include cash flows, income and expenses, and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Trust’s Board of Trustees (“Board”) and comprised of representatives of the

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Trust’s investment advisor.  The Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee formally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations.  The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant.  Transfers between Levels 1 and 2 are recognized at the end of the reporting period, and transfers into and out of Level 3 are recognized during the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(e) Short Sales: Securities sold short represent an obligation to deliver the securities at a future date.  A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date.  When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  Dividends paid on securities sold short are disclosed as an expense on the Statement of Operations.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

including the proceeds of the short sale).  As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to gain or loss from the securities sold short.

(f) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may also purchase put and call options.  Each Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(g) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund’s total assets, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Fund. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned.  Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan.

(h) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset values of the Funds, and are designed to present each Fund’s capital accounts on a tax basis.

(i) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position.  No tax years are currently under investigation.  The Funds file income tax returns in the U.S., as well as New York State and New York City.  The statute of limitations on the tax returns for the Alger Spectra Fund, Alger Green Fund, and Alger Analyst Fund remains open for the tax years 2009-2013, for Alger Dynamic Opportunities Fund remains open for the tax years 2010-2013 and for Alger Emerging Markets Fund remains open for the tax year 2011-2013.  Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(j) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder serving and related fees.

(k) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

statement of results for the interim period.  All such adjustments are of normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory:  Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, Inc., (“Alger Management” or the “Manager”), are payable monthly and computed based on the following rates.  The actual rate paid as a percentage of average daily net assets, for the six months ended April 30, 2014, is set forth below under the heading “Actual Rate.”:

	Tier 1	Tier 2	Tier 3	Actual Rate
Alger Spectra Fund(a)	0.900%	0.750%	0.650%	0.860%
Alger Green Fund(b)	0.710	0.650	—	0.710
Alger Analyst Fund(b)	0.750	0.700	—	0.750
Alger Dynamic Opportunities Fund(b)	1.200	1.000	—	1.200
Alger Emerging Markets Fund(c)	1.100	—	—	1.100

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 and $4 billion and Tier 3 rate is paid on assets in excess of $4 billion.

(b) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

(c) Tier 1 rate is paid on all assets.

Alger Management has established expense caps for several share classes, effective through February 28, 2015, whereby it reimburses the share classes if annualized operating expenses (excluding interest, taxes, brokerage, and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

	CLASS				FEES WAIVED / REIMBURSED FOR THE SIX MONTHS ENDED
	A	C	I	Z	APRIL 30, 2014
Alger Spectra Fund	—	—	—	1.10%	$—
Alger Green Fund	1.35%	—	1.35%	—	—
Alger Analyst Fund	1.30	1.95%	1.30	—	60,020
Alger Dynamic Opportunities Fund	2.00	2.75	—	1.75	—
Alger Emerging Markets Fund	1.70	2.45	1.70	1.25	110,037

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(c) Distribution/Shareholder Servicing Fees: The Trust has adopted a distribution plan pursuant to which Class A shares, Class C shares and Class I shares of each Fund pay Fred Alger & Company, Incorporated, the distributor (the “Distributor” or “Alger Inc.”), a fee at the annual rate listed below of the respective average daily net assets of the share class of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the share class and shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger Inc.

SHARE CLASS	FEE RATE
A	0.25%
C	1.00
I	0.25

(d) Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the six months ended April 30, 2014, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger Inc, were as follows:

	INITIAL SALES CHARGES	CONTINGENT DEFERRED SALES CHARGES
Alger Spectra Fund	$3,466	$33,446
Alger Green Fund	2,335	212
Alger Analyst Fund	—	—
Alger Dynamic Opportunities Fund	—	743
Alger Emerging Markets Fund	15	82

(e) Brokerage Commissions: During the six months ended April 30, 2014, Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund paid Alger Inc., an affiliate of Alger Management, $1,153,942, $5,178, $5,534, $7,178, and $0, respectively, in connection with securities transactions.

(f) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management, to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services.  The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A and Class C shares and 0.01% of the daily net assets of the Class I shares and Class Z shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds.  A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

the appropriate Fund, subject to certain limitations, as approved by the Trust’s Board of Trustees.  For the six months ended April 30, 2014, Alger Management charged back to Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund $400,797, $12,369, $151, $7,553 and $978, respectively, for these services, which are included in the transfer agent fees and expenses in the Statements of Operations.

(g) Trustees’ Fees: From November 1, 2013 through March 5, 2014, each Fund paid each trustee who is not affiliated with Alger Management or its affiliates $880 for each meeting attended, to a maximum of $3,520 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board received an additional annual fee of $22,500 which was paid, pro rata, by all U.S.-registered funds managed by Alger Management.  Additionally, each member of a Fund’s audit committee received $75 from the Fund for each audit committee meeting attended, to a maximum of $300 per annum.

Effective March 6, 2014, each Fund pays each trustee who is not affiliated with Alger Management or its affiliates $950 for each meeting attended, to a maximum of $3,800 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board receives an additional annual fee of $24,300 which is paid, pro rata, by all U.S.-registered funds managed by Alger Management.  Additionally, each member of a Fund’s audit committee receives $81 from the Fund for each audit committee meeting attended, to a maximum of $324 per annum.

(h) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds.  If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds.  As of April 30, 2014, Alger Spectra Fund lent $1,376,057, including interest, to an affiliated Fund at a rate of 1.09%, which was callable within seven calendar days.

During the six months ended April 30, 2014, Alger Spectra Fund and Alger Dynamic Opportunities Fund earned interfund loan interest income of $7,057 and $44 respectively.

(i) Other Transactions with Affiliates: Certain officers of the Trust are directors and officers of Alger Management and Alger Inc.  At April 30, 2014, Alger Management and its affiliates owned the following shares:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	SHARE CLASS
	A	C	I	Z
Alger Spectra Fund	1,433,262	12,608	12,628	91
Alger Green Fund	—	—	—	—
Alger Analyst Fund	290,223	13,782	119,421	—
Alger Dynamic Opportunities Fund	163,042	99	—	1,635,980
Alger Emerging Markets Fund	157,304	101	1,007,783	10,823

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Trust, other than short-term securities, for the six months ended April 30, 2014:

	PURCHASES	SALES
Alger Spectra Fund	$2,993,104,664	$2,851,418,634
Alger Green Fund	10,802,346	5,721,308
Alger Analyst Fund	6,971,320	5,396,345
Alger Dynamic Opportunities Fund	51,223,697	37,858,326
Alger Emerging Markets Fund	8,331,791	7,163,598

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability.  Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity,  and less stringent regulatory and legal system.

NOTE 5 — Borrowing:

The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered Rate.  The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(h).  For the six months ended April 30, 2014, the Funds had the following borrowings:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Spectra Fund	$452,121	2.20%
Alger Emerging Markets Fund	1,470	3.72

The highest amount borrowed during the six months ended April 30, 2014 for each Fund was as follows:

HIGHEST BORROWING
Alger Spectra Fund	$27,277,943
Alger Emerging Markets Fund	55,628

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 6 — Share Capital:

(a) The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into five series.  Each series is divided into separate classes.  The transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED APRIL 30, 2014		FOR THE YEAR ENDED OCTOBER 31, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Spectra Fund
Class A:
Shares sold	17,504,357	$306,288,013	45,287,725	$683,072,567
Shares converted from Class C	22	389	24	353
Dividends reinvested	5,854,567	100,640,010	2,252,531	31,129,979
Shares redeemed	(12,922,964)	(225,782,200)	(23,848,519)	(358,095,947)
Net increase	10,435,982	$181,146,212	23,691,761	$356,106,952
Class C:
Shares sold	5,726,639	$96,698,240	12,612,487	$183,657,106
Shares converted to Class A	(23)	(389)	(25)	(353)
Dividends reinvested	1,307,096	21,684,718	359,274	4,839,416
Shares redeemed	(1,767,976)	(29,772,851)	(3,779,068)	(54,428,109)
Net increase	5,265,736	$88,609,718	9,192,668	$134,068,060
Class I:
Shares sold	12,143,530	$214,327,773	23,012,002	$351,911,818
Dividends reinvested	2,350,328	40,684,169	849,067	11,810,520
Shares redeemed	(5,609,963)	(98,520,927)	(12,763,740)	(193,223,214)
Net increase	8,883,895	$156,491,015	11,097,329	$170,499,124
Class Z:
Shares sold	6,352,813	$111,887,952	11,131,770	$169,271,617
Dividends reinvested	358,899	6,208,950	127,982	1,773,829
Shares redeemed	(3,773,829)	(66,423,648)	(5,688,617)	(88,119,022)
Net increase	2,937,883	$51,673,254	5,571,135	$82,926,424

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2014		FOR THE YEAR ENDED OCTOBER 31, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Green Fund
Class A:
Shares sold	425,419	$3,763,784	856,188	$6,665,788
Dividends reinvested	121,073	1,054,549	5,321	36,929
Shares redeemed	(395,482)	(3,489,977)	(1,305,192)	(9,851,832)
Net increase (decrease)	151,010	$1,328,356	(443,683)	$(3,149,115)
Class C:
Shares sold	106,459	$898,845	205,125	$1,522,536
Dividends reinvested	16,476	137,735	—	—
Shares redeemed	(25,193)	(212,967)	(103,848)	(753,438)
Net increase	97,742	$823,613	101,277	$769,098
Class I:
Shares sold	1,014,420	$8,944,306	2,225,380	$17,715,572
Dividends reinvested	157,333	1,368,794	4,165	28,863
Shares redeemed	(566,161)	(4,990,121)	(1,179,827)	(9,144,950)
Net increase	605,592	$5,322,979	1,049,718	$8,599,485

Alger Analyst Fund
Class A:
Shares sold	105,445	$1,434,116	104,504	$1,426,161
Dividends reinvested	35,523	457,530	13,388	144,587
Shares redeemed	(1,677)	(22,715)	(7,135)	(85,360)
Net increase	139,291	$1,868,931	110,757	$1,485,388
Class C:
Shares sold	6,217	$82,634	3,250	$39,393
Dividends reinvested	2,589	31,953	979	10,239
Shares redeemed	(1,453)	(19,083)	(616)	(7,345)
Net increase	7,353	$95,504	3,613	$42,287
Class I:
Shares sold	38,361	$515,194	34,333	$429,117
Dividends reinvested	12,461	160,367	6,061	65,396
Shares redeemed	(15,587)	(211,599)	(18,407)	(232,355)
Net increase	35,235	$463,962	21,987	$262,158

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2014		FOR THE YEAR ENDED OCTOBER 31, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Dynamic Opportunities Fund
Class A:
Shares sold	1,604,061	$20,079,995	1,766,985	$21,021,586
Dividends reinvested	196,268	2,425,867	—	—
Shares redeemed	(756,257)	(9,379,922)	(876,334)	(10,471,095)
Net increase	1,044,072	$13,125,940	890,651	$10,550,491
Class C:
Shares sold	187,221	$2,280,580	80,968	$959,730
Dividends reinvested	8,722	105,190	—	—
Shares redeemed	(24,091)	(291,942)	(26,177)	(303,532)
Net increase	171,852	$2,093,828	54,791	$656,198
Class Z:
Shares sold	532	$6,498	42,171	$532,501
Dividends reinvested	101,629	1,265,284	—	—
Shares redeemed	(42,236)	(532,177)	—	—
Net increase	59,925	$739,605	42,171	$532,501

Alger Emerging Markets Fund
Class A:
Shares sold	278,943	$2,577,529	456,558	$4,161,014
Dividends reinvested	—	—	2,372	21,041
Shares redeemed	(187,877)	(1,703,265)	(47,139)	(423,936)
Net increase	91,066	$874,264	411,791	$3,758,119
Class C:
Shares sold	35,505	$325,134	35,256	$310,339
Dividends reinvested	—	—	127	1,122
Shares redeemed	(2,760)	(25,018)	(1,968)	(17,871)
Net increase	32,745	$300,116	33,415	$293,590
Class I:
Shares sold	55,671	$509,505	36,969	$340,089
Dividends reinvested	—	—	19,290	170,139
Shares redeemed	(46,595)	(417,005)	(8,879)	(76,731)
Net increase	9,076	$92,500	47,380	$433,497
Class Z:
Shares sold	10,823	$100,000	—	$—
Net increase	10,823	$100,000	—	$—

(b)Redemption Fee: The Funds may impose a 2.00% redemption fee on certain classes of Fund shares redeemed (including shares redeemed by exchange) within 30 days after such shares were acquired. The fees retained by the Funds are included as paid-in capital on the Statement of Assets and Liabilities.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 7 — Income Tax Information:

At October 31, 2013, the Alger Emerging Markets Fund, for federal income tax purposes, had capital loss carryforwards as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization.

Expiration Dates	Alger Emerging Markets Fund
POST ACT	$1,214,798
Total	1,214,798

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after October 31, 2011 will not be subject to expiration (“POST ACT”).  In addition, losses incurred after October 31, 2011 must be utilized prior to the utilization of capital loss carryforwards above.  As of October 31, 2013, there were no capital loss carryforwards.

During the year ended October 31, 2013 the Alger Green Fund utilized $5,169,261 of its capital loss carryforwards.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnerships investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in each Fund’s Schedule of Investments.  The following is a summary of the inputs used as of April 30, 2014 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Spectra Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$783,200,017	$783,057,383	—	$142,634
Consumer Staples	266,446,182	266,446,182	—	—
Energy	235,190,187	235,190,187	—	—
Financials	240,279,198	240,279,198	—	—
Health Care	652,237,181	652,237,181	—	—
Industrials	389,384,743	389,384,743	—	—
Information Technology	1,164,989,935	1,164,989,935	—	—
Materials	156,331,510	156,331,510	—	—
Telecommunication Services	81,459,615	81,459,615	—	—
TOTAL COMMON STOCKS	$3,969,518,568	$3,969,375,934	—	$142,634
MASTER LIMITED PARTNERSHIP
Financials	51,250,937	51,250,937	—	—
PREFERRED STOCKS
Consumer Discretionary	1,229,942	—	—	1,229,942
Health Care	5,541,897	—	5,541,897	—
TOTAL PREFERRED STOCKS	$6,771,839	—	$5,541,897	$1,229,942
REAL ESTATE INVESTMENT TRUST
Financials	17,306,623	9,801,623	7,505,000	—
TOTAL INVESTMENTS IN SECURITIES	$4,044,847,967	$4,030,428,494	$13,046,897	$1,372,576
SECURITIES SOLD SHORT
COMMON STOCKS
Consumer Discretionary	26,971,098	26,971,098	—	—
Energy	35,576,697	35,576,697	—	—
Financials	35,111,950	35,111,950	—	—
Health Care	13,637,119	13,637,119	—	—
Industrials	7,879,782	7,879,782	—	—
Information Technology	43,301,935	43,301,935	—	—
Market Indices	25,613,987	25,613,987	—	—
Materials	1,901,900	1,901,900	—	—
TOTAL COMMON STOCKS	$189,994,468	$189,994,468	—	—

Alger Green Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	17,474,231	17,471,336	—	2,895
Consumer Staples	4,982,013	4,982,013	—	—
Energy	183,297	183,297	—	—
Financials	1,280,584	1,280,584	—	—
Health Care	5,792,963	5,792,963	—	—
Industrials	17,003,476	17,003,476	—	—
Information Technology	21,222,030	21,222,030	—	—
Materials	3,317,286	3,317,286	—	—
Utilities	2,105,769	2,105,769	—	—
TOTAL COMMON STOCKS	$73,361,649	$73,358,754	—	$2,895

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Green Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
PREFERRED STOCKS
Consumer Discretionary	$24,972	—	—	$24,972
TOTAL INVESTMENTS IN SECURITIES	$73,386,621	$73,358,754	—	$27,867

Alger Analyst Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	2,229,955	2,229,955	—	—
Consumer Staples	498,926	498,926	—	—
Energy	632,160	632,160	—	—
Financials	404,858	404,858	—	—
Health Care	1,503,184	1,503,184	—	—
Industrials	1,036,025	1,036,025	—	—
Information Technology	1,466,252	1,466,252	—	—
Materials	441,695	441,695	—	—
TOTAL COMMON STOCKS	$8,213,055	$8,213,055	—	—
MASTER LIMITED PARTNERSHIP
Financials	92,615	92,615	—	—
TOTAL INVESTMENTS IN SECURITIES	$8,305,670	$8,305,670	—	—

Alger Dynamic Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	6,899,418	6,899,418	—	—
Consumer Staples	2,672,903	2,672,903	—	—
Energy	5,113,073	5,113,073	—	—
Financials	3,904,549	3,904,549	—	—
Health Care	10,645,756	10,645,756	—	—
Industrials	2,985,483	2,985,483	—	—
Information Technology	17,662,181	17,662,181	—	—
Materials	1,635,510	1,635,510	—	—
Telecommunication Services	1,762,779	1,762,779	—	—
TOTAL COMMON STOCKS	$53,281,652	$53,281,652	—	—
MASTER LIMITED PARTNERSHIP
Financials	1,828,022	1,828,022	—	—
PREFERRED STOCKS
Health Care	96,004	—	96,004	—
RIGHTS
Health Care	25,933	—	—	25,933
TOTAL INVESTMENTS IN SECURITIES	$55,231,611	$55,109,674	$96,004	$25,933

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Dynamic Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
SECURITIES SOLD SHORT
COMMON STOCKS
Consumer Discretionary	$1,624,343	$1,624,343	—	—
Consumer Staples	154,127	154,127	—	—
Energy	2,276,222	2,276,222	—	—
Financials	2,615,148	2,615,148	—	—
Health Care	1,727,074	1,727,074	—	—
Industrials	522,094	522,094	—	—
Information Technology	3,411,434	3,411,434	—	—
Market Indices	822,457	822,457	—	—
Materials	32,340	32,340	—	—
TOTAL COMMON STOCKS	$13,185,239	$13,185,239	—	—

Alger Emerging Markets Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	2,204,981	2,204,981	—	—
Consumer Staples	1,467,905	1,467,905	—	—
Energy	825,212	825,212	—	—
Financials	3,730,327	3,730,327	—	—
Health Care	449,462	449,462	—	—
Industrials	2,410,126	2,410,126	—	—
Information Technology	2,806,780	2,806,780	—	—
Materials	1,346,604	1,251,421	95,183	—
Telecommunication Services	179,851	179,851	—	—
Utilities	297,115	297,115	—	—
TOTAL COMMON STOCKS	$15,718,363	$15,623,180	$95,183	—
PREFERRED STOCKS
Energy	191,006	191,006	—	—
RIGHTS
Consumer Staples	4	—	4	—
TOTAL INVESTMENTS IN SECURITIES	$15,909,373	$15,814,186	$95,187	—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Spectra Fund	Common Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	90,929
Purchases, issuances, sales, and settlements
Purchases	51,705
Issuances	—
Sales	—
Settlements	—
Closing balance at April 30, 2014	142,634
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 4/30/2014	$90,929

Alger Spectra Fund	Preferred Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	490
Purchases, issuances, sales, and settlements
Purchases	1,229,542
Issuances	—
Sales	—
Settlements	—
Closing balance at April 30, 2014	1,229,942
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 4/30/2014	$490

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Green Fund	Common Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	1,846
Purchases, issuances, sales, and settlements
Purchases	1,050
Issuances	—
Sales	—
Settlements	—
Closing balance at April 30, 2014	2,895
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 4/30/2014	$1,846

Alger Green Fund	Preferred Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	10
Purchases, issuances, sales, and settlements
Purchases	24,962
Issuances	—
Sales	—
Settlements	—
Closing balance at April 30, 2014	24,972
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 4/30/2014	$10

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Dynamic Opportunities Fund	Rights
Opening balance at November 1, 2013	$25,932
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	—
Purchases, issuances, sales, and settlements
Purchases	—
Issuances	—
Sales	—
Settlements	—
Closing balance at April 30, 2014	25,933
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 4/30/2014	$—

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of April 30, 2014. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to our fair value measurements.

Financial Asset	Fair Value as of April 30, 2014	Valuation Technique	Unobservable Input	Range
Alger Spectra Fund
Common Stocks	$142,634	Market Approach	Revenue Multiple EBITDA Multiple	1.5x to 3.9x 13.1x to 36.2x
Preferred Stocks	$1,229,942	Market Approach	Revenue Multiple EBITDA Multiple	1.5x to 3.9x 13.1x to 36.2x
Alger Green Fund
Common Stocks	$1,846	Market Approach	Revenue Multiple EBITDA Multiple	1.5x to 3.9x 13.1x to 36.2x
Preferred Stocks	$24,972	Market Approach	Revenue Multiple EBITDA Multiple	1.5x to 3.9x 13.1x to 36.2x
Alger Dynamic Opportunities Fund
Rights	$25,932	Income Approach	Probability of Success	0% - 44%

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The significant unobservable inputs used in the fair value measurement of the company’s securities are revenue, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements as noted in the table above.

On April 30, 2014, the Alger Emerging Markets Fund transferred $95,183 from Level 1 to Level 2, utilizing fair value adjusted prices rather than exchange listed prices.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of April 30, 2014, such assets are categorized within the disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign cash and Cash equivalents:
Alger Spectra Fund	$90,914,655	$90,914,655	—	—
Alger Green Fund	3,176,000	3,176,000	—	—
Alger Analyst Fund	318,758	318,758	—	—
Alger Dynamic Opportunities Fund	26,114,108	26,114,108	—	—
Alger Emerging Markets Fund	823,887	823,887	—	—
Receivable for interfund loans:
Alger Spectra Fund	$1,376,000	$1,376,000	—	—
Total	$122,723,408	$122,723,408	—	—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, each Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices.  The Funds purchase call options to increase their exposure to the stock market and also provide diversification of risk.  The Funds purchase put options in order to protect from significant market declines that may occur over a short

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

period of time.  The Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios.  The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio.  The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.  The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.  During the six months ended April 30, 2014, options were used in accordance with these objectives.

The Funds’ option contracts were not subject to any rights of offset with any counterparty. All of the Portfolios’ options were exchange traded which utilize a clearing house that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract.

There were no derivative transactions outstanding for the six months ended April 30, 2014.

For the six months ended April 30, 2014, Alger Dynamic Opportunities Fund had option purchases of $6,214 and option sales of $11,649.  The effect of derivative instruments on the Statement of Operations for the year six months ended April 30, 2014, is as follows:

NET REALIZED GAIN ON INVESTMENTS AND OPTIONS

Alger Dynamic Opportunities Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$5,434
Total	$5,434

NOTE 10 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to April 30, 2014 through the issuance date of the Financial Statements.  No such events have been identified which require recognition and/or disclosure.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2013 and ending April 30, 2014.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Six Months Ended April 30, 2014(a)	Annualized Expense Ratio For the Six Months Ended April 30, 2014(b)
Alger Spectra Fund
Class A	Actual	$1,000.00	$1,055.32	$7.75	1.52%
	Hypothetical(c)	1,000.00	1,017.26	7.60	1.52
Class C	Actual	1,000.00	1,051.65	11.60	2.28
	Hypothetical(c)	1,000.00	1,013.49	11.38	2.28
Class I	Actual	1,000.00	1,055.54	7.64	1.50
	Hypothetical(c)	1,000.00	1,017.36	7.50	1.50
Class Z	Actual	1,000.00	1,057.39	6.22	1.22
	Hypothetical(c)	1,000.00	1,018.74	6.11	1.22

Alger Green Fund
Class A	Actual	$1,000.00	$1,027.94	$6.59	1.31%
	Hypothetical(c)	1,000.00	1,018.30	6.56	1.31
Class C	Actual	1,000.00	1,024.19	10.54	2.10
	Hypothetical(c)	1,000.00	1,014.38	10.49	2.10
Class I	Actual	1,000.00	1,027.04	6.53	1.30
	Hypothetical(c)	1,000.00	1,018.35	6.51	1.30

Alger Analyst Fund
Class A	Actual	$1,000.00	$1,020.84	$6.51	1.30%
	Hypothetical(c)	1,000.00	1,018.35	6.51	1.30
Class C	Actual	1,000.00	1,016.85	9.75	1.95
	Hypothetical(c)	1,000.00	1,015.12	9.74	1.95
Class I	Actual	1,000.00	1,020.85	6.51	1.30
	Hypothetical(c)	1,000.00	1,018.35	6.51	1.30

Alger Dynamic Opportunities Fund
Class A	Actual	$1,000.00	$1,001.26	$12.11	2.44%
	Hypothetical(c)	1,000.00	1,012.69	12.18	2.44
Class C	Actual	1,000.00	997.99	15.85	3.20
	Hypothetical(c)	1,000.00	1,008.93	15.94	3.20
Class Z	Actual	1,000.00	1,002.08	10.67	2.15
	Hypothetical(c)	1,000.00	1,014.13	10.74	2.15

		Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Six Months Ended April 30, 2014(a)	Annualized Expense Ratio For the Six Months Ended April 30, 2014(b)
Alger Emerging Markets Fund
Class A	Actual	$1,000.00	$960.29	$8.31	1.70%
	Hypothetical(c)	1,000.00	1,016.31	8.55	1.70
Class C	Actual	1,000.00	957.54	11.94	2.45
	Hypothetical(c)	1,000.00	1,012.60	12.28	2.45
Class I	Actual	1,000.00	960.04	8.36	1.70
	Hypothetical(c)	1,000.00	1,016.27	8.60	1.70
Class Z	Actual	1,000.00	989.18	6.36	1.25
	Hypothetical(c)	1,000.00	1,018.40	6.46	1.25

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiple by 181/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

Privacy Policy

U.S. Consumer Privacy Notice Rev. 01/2011	3/31/11

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information, which, under Federal law, means personally identifiable information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

• Social Security number

• account balances, transaction history and credit information

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — with service providers we use to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you — for all credit card accounts	No	We don’t share
For nonaffiliates to market to you — for accounts and services endorsed by another organization	No	We don’t share
For nonaffiliates to market to you — for accounts other than credit card accounts and Sponsored Accounts, such as insurance, investments, deposit and lending	No	We don’t share

Who we are

Who is providing this notice?

Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Growth Fund.

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. For more information visit alger.com.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

• open an account or perform transactions

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Growth Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’ fiscal quarter.  The Funds’ Forms N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Funds’ Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Funds.  Such information will include, but not be limited to, relative weightings and characteristics of Fund portfolios versus their respective index and security specific impact on overall portfolio performance.  Please contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER FUNDS II

360 Park Avenue South

New York, NY 10010

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Funds II. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

AFIISAR

ITEM 2.  CODE OF ETHICS.

Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds II

By:	/s/Hal Liebes

Hal Liebes

President

Date: June 16, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes

Hal Liebes

President

Date: June 16, 2014

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: June 16, 2014